NATIONWIDE

VARIABLE

ACCOUNT-8

Annual Report

To

Contract Owners

December 31, 2023

NATIONWIDE LIFE INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

KPMG LLP
Suite 500 191 West Nationwide Blvd.
Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nationwide Life Insurance Company and

Contract Owners of Nationwide Variable Account 8:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of the sub-accounts listed in the Appendix that comprise the Nationwide Variable Account 8 (the Separate Account), as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix and changes in contract owners’ equity for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of the date listed in the Appendix, the results of its operations for the year or period listed in the Appendix, the changes in its contract owners’ equity for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Nationwide Life Insurance Company separate account investment companies, however we are aware that we have served as the auditor of one or more Nationwide Life Insurance Company separate account investment companies since at least 1981.

Columbus, Ohio

April 1, 2024

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Appendix

Statement of assets, liabilities and contract owners’ equity as of December 31, 2023, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

AMERICAN CENTURY INVESTMENTS

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I (ACVI)

American Century Variable Portfolios, Inc. - American Century VP Disciplined Core Value Fund: Class I (ACVIG)

American Century Variable Portfolios, Inc. - American Century VP Ultra(R) Fund: Class I (ACVU1)

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (DSRG)

BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)

FEDERATED HERMES, INC.

Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares (FQB)

FIDELITY INVESTMENTS

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class (FEIS)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class (FGS)

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Service Class (FHIS)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class (FOS)

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)

INVESCO INVESTMENTS

Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)

JANUS HENDERSON INVESTORS

Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares (JACAS)

Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (JAGTS)

Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares (JAIGS)

LEGG MASON

Legg Mason Partners Variable Equity Trust - ClearBridge Variable Dividend Strategy Portfolio: Class I (LPVCII)

Western Asset Variable Global High Yield Bond Portfolio: Class I (SBVHY)

Legg Mason Partners Variable Equity Trust - ClearBridge Variable Large Cap Value Portfolio: Class I (SBVI)

MORGAN STANLEY

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I (MSEM)

Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class I (EIF)

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Variable Insurance Trust - NVIT Federated High Income Bond Fund: Class I (HIBF)

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I (NVAMV1)

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I (NVCBD1)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I (NVMLG1)

Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Core Fund: Class I (NVNMO1)

1

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I (SCGF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I (SCVF)

Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I (TRF)

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class I Shares (AMCG)

Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)

PIMCO FUNDS

PIMCO Variable Insurance Trust - Short-Term Portfolio: Advisor Class (PMVSTA)

VAN ECK ASSOCIATES CORPORATION

VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class (VWEM)

VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class (VWHA)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2023, and the related statements of operations and changes in contract owners’ equity for the period from April 28, 2023 (inception) to December 31, 2023.

Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class (LJPMVS)

2

NATIONWIDE VARIABLE ACCOUNT-8

STATEMENTS OF ASSETS, LIABILTIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2023

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity	Accumulation Units	Contracts in Payout	Contract Owners’ Equity
ACVI	80,014	$800,869	$846,551	$-	$846,551	$20	$846,531	$846,531	$-	$846,531
ACVIG	30,594	274,680	234,659	-	234,659	16	234,643	234,643	-	234,643
ACVU1	6,313	116,886	161,918	-	161,918	10	161,908	161,908	-	161,908
DSRG	11,899	440,737	535,227	24	535,251	-	535,251	535,251	-	535,251
DVSCS	3,543	61,148	65,827	-	65,827	4	65,823	65,823	-	65,823
FQB	44,220	486,342	448,386	-	448,386	19	448,367	448,367	-	448,367
FEIS	64,422	1,617,466	1,588,008	-	1,588,008	30	1,587,978	1,587,978	-	1,587,978
FGS	86,005	7,135,236	7,943,397	-	7,943,397	33	7,943,364	7,943,364	-	7,943,364
FHIS	59,703	280,177	272,245	-	272,245	18	272,227	272,227	-	272,227
FOS	14,684	317,338	377,073	-	377,073	17	377,056	377,056	-	377,056
FVSS	55,719	894,713	918,241	-	918,241	7	918,234	918,234	-	918,234
OVAG	29,587	2,037,143	1,858,358	-	1,858,358	27	1,858,331	1,858,331	-	1,858,331
JACAS	19,432	711,211	825,675	-	825,675	24	825,651	825,651	-	825,651
JAGTS	51,563	686,528	828,100	-	828,100	18	828,082	828,082	-	828,082
JAIGS	7,129	252,018	285,741	-	285,741	15	285,726	285,726	-	285,726
LPVCII	32,347	727,695	661,183	-	661,183	17	661,166	661,166	-	661,166
SBVHY	47,955	301,121	288,688	-	288,688	15	288,673	288,673	-	288,673
SBVI	165,783	3,355,649	3,516,252	-	3,516,252	29	3,516,223	3,516,223	-	3,516,223
LJPMVS	14,597	136,070	148,490	-	148,490	7	148,483	148,483	-	148,483
MSEM	2,090	14,959	11,495	-	11,495	4	11,491	11,491	-	11,491
MSVRE	17,179	281,869	249,779	-	249,779	11	249,768	249,768	-	249,768
EIF	9,817	205,652	191,338	-	191,338	13	191,325	191,325	-	191,325
GBF	73,859	732,528	699,441	-	699,441	21	699,420	699,420	-	699,420
GEM	4,170	44,764	43,700	-	43,700	18	43,682	43,682	-	43,682
GIG	24,984	261,871	268,574	-	268,574	14	268,560	268,560	-	268,560
GVDMA	18,160	193,478	165,258	-	165,258	12	165,246	165,246	-	165,246
GVDMC	416	4,170	3,828	-	3,828	2	3,826	3,826	-	3,826
GVIDA	12,336	134,574	125,946	-	125,946	7	125,939	125,939	-	125,939
GVIDC	4,457	42,856	41,990	-	41,990	11	41,979	41,979	-	41,979
GVIDM	94,196	936,669	814,799	-	814,799	21	814,778	814,778	-	814,778
HIBF	25,073	146,568	145,174	-	145,174	9	145,165	145,165	-	145,165
MCIF	70,209	1,383,762	1,322,730	-	1,322,730	23	1,322,707	1,322,707	-	1,322,707
NVAMV1	41,189	740,606	691,568	-	691,568	20	691,548	691,548	-	691,548
NVCBD1	420	4,036	3,847	-	3,847	3	3,844	3,844	-	3,844
NVMLG1	370	2,728	3,146	-	3,146	8	3,138	3,138	-	3,138
NVMMG1	49,630	324,461	311,178	-	311,178	16	311,162	311,162	-	311,162
NVNMO1	2,776	34,025	34,955	-	34,955	5	34,950	34,950	-	34,950

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-8

STATEMENTS OF ASSETS, LIABILTIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2023

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity	Accumulation Units	Contracts in Payout	Contract Owners’ Equity
NVOLG1	513,976	10,095,583	10,844,900	-	10,844,900	30	10,844,870	10,844,870	-	10,844,870
NVRE1	4,566	37,991	33,650	-	33,650	3	33,647	33,647	-	33,647
SAM	1,464,923	1,464,923	1,464,923	-	1,464,923	14	1,464,909	1,464,909	-	1,464,909
SCF	61,606	1,227,170	1,122,458	-	1,122,458	19	1,122,439	1,122,439	-	1,122,439
SCGF	36,576	489,229	501,823	-	501,823	16	501,807	501,807	-	501,807
SCVF	29,319	288,545	276,186	-	276,186	17	276,169	276,169	-	276,169
TRF	65,419	1,061,918	1,386,891	-	1,386,891	23	1,386,868	1,386,868	-	1,386,868
AMCG	34,383	897,230	915,627	-	915,627	23	915,604	915,604	-	915,604
AMSRS	23,976	629,126	799,600	-	799,600	17	799,583	799,583	-	799,583
PMVSTA	4,631	47,807	47,377	-	47,377	4	47,373	47,373	-	47,373
VWEM	22,158	263,212	204,074	-	204,074	14	204,060	204,060	-	204,060
VWHA	769	22,278	20,439	-	20,439	6	20,433	20,433	-	20,433

*	Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).
**

For all subaccounts not included herein but listed as an investment option in note 1(b), Total Assets and Contract Owners’ Equity at the end of the period are $0. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2023, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-8

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

Investment Activity*:	ACVI	ACVIG	ACVU1	DSRG	DVSCS	FQB	FEIS	FGS
Reinvested dividends	$12,478	3,477	-	3,925	662	12,777	28,299	2,680
Mortality and expense risk charges (note 2)	(12,262)	(3,226)	(1,954)	(7,351)	(887)	(6,656)	(23,519)	(105,429)

Net investment income (loss)	216	251	(1,954)	(3,426)	(225)	6,121	4,780	(102,749)

Realized gain (loss) on investments	8,272	(7,757)	647	(515)	536	(8,520)	(17,772)	26,482
Change in unrealized gain (loss) on investments	83,605	23,603	38,998	44,575	4,360	23,312	103,557	1,931,413

Net gain (loss) on investments	91,877	15,846	39,645	44,060	4,896	14,792	85,785	1,957,895

Reinvested capital gains	-	-	9,582	63,034	3,453	-	44,817	338,450

Net increase (decrease) in contract owners’ equity resulting from operations	$92,093	16,097	47,273	103,668	8,124	20,913	135,382	2,193,596

Investment Activity*:	FHIS	FOS	FVSS	OVAG	JACAS	JAGTS	JAIGS	LPVCII
Reinvested dividends	$14,870	3,381	9,212	-	916	-	4,247	14,077
Mortality and expense risk charges (note 2)	(3,802)	(5,969)	(11,502)	(25,039)	(10,590)	(10,213)	(4,159)	(9,539)

Net investment income (loss)	11,068	(2,588)	(2,290)	(25,039)	(9,674)	(10,213)	88	4,538

Realized gain (loss) on investments	(803)	21,359	(748)	35,181	7,338	(2,621)	3,376	(13,046)
Change in unrealized gain (loss) on investments	12,755	59,375	117,615	185,561	238,522	310,010	21,986	(6,416)

Net gain (loss) on investments	11,952	80,734	116,867	220,742	245,860	307,389	25,362	(19,462)

Reinvested capital gains	-	947	32,608	-	-	-	-	96,759

Net increase (decrease) in contract owners’ equity resulting from operations	$23,020	79,093	147,185	195,703	236,186	297,176	25,450	81,835

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-8

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

Investment Activity*:	SBVHY	SBVI	LJPMVS	MSEM	MSVRE	EIF	GBF	GEM
Reinvested dividends	$15,736	42,804	2,655	917	5,258	3,414	19,008	748
Mortality and expense risk charges (note 2)	(4,001)	(46,516)	(1,293)	(147)	(3,292)	(1,680)	(9,897)	(653)

Net investment income (loss)	11,735	(3,712)	1,362	770	1,966	1,734	9,111	95

Realized gain (loss) on investments	(1,591)	10,427	26	(64)	2,039	(606)	(2,632)	(291)
Change in unrealized gain (loss) on investments	13,566	172,955	12,420	368	24,878	(6,583)	15,398	1,400

Net gain (loss) on investments	11,975	183,382	12,446	304	26,917	(7,189)	12,766	1,109

Reinvested capital gains	-	249,117	-	-	-	14,918	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$23,710	428,787	13,808	1,074	28,883	9,463	21,877	1,204

Investment Activity*:	GIG	GVDMA	GVDMC	GVIDA	GVIDC	GVIDM	HIBF	MCIF
Reinvested dividends	$7,111	-	-	-	-	-	8,364	16,455
Mortality and expense risk charges (note 2)	(3,607)	(2,139)	(50)	(1,791)	(631)	(11,051)	(1,911)	(24,904)

Net investment income (loss)	3,504	(2,139)	(50)	(1,791)	(631)	(11,051)	6,453	(8,449)

Realized gain (loss) on investments	(1,537)	(1,000)	(11)	(4,750)	(681)	(27,966)	(170)	(176,074)
Change in unrealized gain (loss) on investments	44,580	24,632	401	25,624	3,928	135,782	8,782	284,114

Net gain (loss) on investments	43,043	23,632	390	20,874	3,247	107,816	8,612	108,040

Reinvested capital gains	-	1,658	-	1,388	-	-	-	97,563

Net increase (decrease) in contract owners’ equity resulting from operations	$46,547	23,151	340	20,471	2,616	96,765	15,065	197,154

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-8

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

Investment Activity*:	NVAMV1	NVCBD1	NVMLG1	NVMMG1	NVNMO1	NVOLG1	NVRE1	SAM
Reinvested dividends	$11,873	117	146	-	165	144,819	738	61,140
Mortality and expense risk charges (note 2)	(10,648)	(51)	(479)	(4,234)	(435)	(147,400)	(452)	(18,380)

Net investment income (loss)	1,225	66	(333)	(4,234)	(270)	(2,581)	286	42,760

Realized gain (loss) on investments	(19,549)	(2)	(3,155)	(4,517)	(57)	227,965	(356)	-
Change in unrealized gain (loss) on investments	27,591	75	13,483	60,805	4,248	1,878,236	2,801	-

Net gain (loss) on investments	8,042	73	10,328	56,288	4,191	2,106,201	2,445	-

Reinvested capital gains	41,446	-	141	-	2,322	-	744	-

Net increase (decrease) in contract owners’ equity resulting from operations	$50,713	139	10,136	52,054	6,243	2,103,620	3,475	42,760

Investment Activity*:	SCF	SCGF	SCVF	TRF	AMCG	AMSRS	PMVSTA	VWEM
Reinvested dividends	$5,289	-	1,159	18,661	-	2,474	2,026	7,801
Mortality and expense risk charges (note 2)	(15,554)	(6,767)	(3,903)	(20,324)	(13,294)	(10,005)	(650)	(3,031)

Net investment income (loss)	(10,265)	(6,767)	(2,744)	(1,663)	(13,294)	(7,531)	1,376	4,770

Realized gain (loss) on investments	(40,512)	(3,784)	(7,669)	129,592	23,043	2,439	(13)	(20,579)
Change in unrealized gain (loss) on investments	173,838	81,489	38,093	(174,248)	134,342	155,080	604	32,521

Net gain (loss) on investments	133,326	77,705	30,424	(44,656)	157,385	157,519	591	11,942

Reinvested capital gains	6,036	-	13,052	139,551	-	11,676	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$129,097	70,938	40,732	93,232	144,091	161,664	1,967	16,712

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-8

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

Investment Activity*:	VWHA
Reinvested dividends	$707
Mortality and expense risk charges (note 2)	(331)

Net investment income (loss)	376

Realized gain (loss) on investments	(540)
Change in unrealized gain (loss) on investments	(1,016)

Net gain (loss) on investments	(1,556)

Reinvested capital gains	-

Net increase (decrease) in contract owners’ equity resulting from operations	$(1,180)

*

For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2023, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-8

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	ACVI		ACVIG		ACVU1		DSRG
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$216	880	251	899	(1,954)	(1,835)	(3,426)	(4,837)
Realized gain (loss) on investments	8,272	10,416	(7,757)	(5,195)	647	616	(515)	4,812
Change in unrealized gain (loss) on investments	83,605	(477,489)	23,603	(116,236)	38,998	(68,828)	44,575	(198,525)
Reinvested capital gains	-	148,217	-	78,037	9,582	13,832	63,034	39,232

Net increase (decrease) in contract owners’ equity resulting from operations	92,093	(317,976)	16,097	(42,495)	47,273	(56,215)	103,668	(159,318)

Equity transactions:
Purchase payments received from contract owners (note 4)	4,276	2,341	89	89	1,269	1,377	-	-
Transfers between funds	(23,324)	(5,856)	(22,598)	-	-	-	(7,990)	(2,974)
Redemptions (notes 2, 3, and 4)	(82,959)	(91,406)	(9,861)	(74,177)	(6)	(6)	(57,032)	(11,459)
Adjustments to maintain reserves	(10)	(28)	(2)	(8)	19	(42)	(17)	37

Net equity transactions	(102,017)	(94,949)	(32,372)	(74,096)	1,282	1,329	(65,039)	(14,396)

Net change in contract owners’ equity	(9,924)	(412,925)	(16,275)	(116,591)	48,555	(54,886)	38,629	(173,714)
Contract owners’ equity at beginning of period	856,455	1,269,380	250,918	367,509	113,353	168,239	496,622	670,336

Contract owners’ equity at end of period	$846,531	856,455	234,643	250,918	161,908	113,353	535,251	496,622

CHANGE IN UNITS:
Beginning units	49,941	54,917	9,037	11,389	2,899	2,868	21,471	22,040
Units purchased	477	423	3	3	27	31	-	-
Units redeemed	(5,948)	(5,399)	(1,152)	(2,355)	(1)	-	(2,517)	(569)

Ending units	44,470	49,941	7,888	9,037	2,925	2,899	18,954	21,471

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-8

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	DVSCS		FQB		FEIS		FGS
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(225)	(364)	6,121	5,733	4,780	6,289	(102,749)	(68,956)
Realized gain (loss) on investments	536	105	(8,520)	(1,028)	(17,772)	172,048	26,482	1,607,863
Change in unrealized gain (loss) on investments	4,360	(24,729)	23,312	(69,500)	103,557	(424,698)	1,931,413	(4,733,826)
Reinvested capital gains	3,453	9,357	-	7,576	44,817	59,144	338,450	571,384

Net increase (decrease) in contract owners’ equity resulting from operations	8,124	(15,631)	20,913	(57,219)	135,382	(187,217)	2,193,596	(2,623,535)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	157	2,084	2,192	2,255	2,597	10,151	20
Transfers between funds	(5,436)	-	55	(293)	(12,270)	(49,587)	(191,931)	(50,065)
Redemptions (notes 2, 3, and 4)	(8,142)	(1,282)	(57,815)	(11,796)	(268,931)	(154,974)	(816,995)	(374,425)
Adjustments to maintain reserves	(12)	13	(8)	(24)	(26)	54,744	(15)	211,650

Net equity transactions	(13,590)	(1,112)	(55,684)	(9,921)	(278,972)	(147,220)	(998,790)	(212,820)

Net change in contract owners’ equity	(5,466)	(16,743)	(34,771)	(67,140)	(143,590)	(334,437)	1,194,806	(2,836,355)
Contract owners’ equity at beginning of period	71,289	88,032	483,138	550,278	1,731,568	2,066,005	6,748,558	9,584,913

Contract owners’ equity at end of period	$65,823	71,289	448,367	483,138	1,587,978	1,731,568	7,943,364	6,748,558

CHANGE IN UNITS:
Beginning units	1,817	1,844	26,383	26,881	54,842	61,235	200,509	211,935
Units purchased	-	4	115	118	75	85	303	32
Units redeemed	(342)	(31)	(3,103)	(616)	(8,768)	(6,478)	(24,941)	(11,458)

Ending units	1,475	1,817	23,395	26,383	46,149	54,842	175,871	200,509

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-8

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	FHIS		FOS		FVSS		OVAG
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$11,068	10,232	(2,588)	(2,737)	(2,290)	(2,886)	(25,039)	(26,973)
Realized gain (loss) on investments	(803)	(44,180)	21,359	101,996	(748)	179,343	35,181	45,024
Change in unrealized gain (loss) on investments	12,755	(1,447)	59,375	(268,848)	117,615	(317,873)	185,561	(1,373,641)
Reinvested capital gains	-	-	947	5,522	32,608	36,868	-	530,025

Net increase (decrease) in contract owners’ equity resulting from operations	23,020	(35,395)	79,093	(164,067)	147,185	(104,548)	195,703	(825,565)

Equity transactions:
Purchase payments received from contract owners (note 4)	300	240	100	25	-	-	3,104	2,036
Transfers between funds	-	-	(188,768)	(24,240)	-	-	1,785	(19,494)
Redemptions (notes 2, 3, and 4)	(18,789)	(6,879)	(57,689)	(27,723)	(316)	(361)	(72,433)	(29,510)
Adjustments to maintain reserves	(15)	(4,821)	(8)	(35,566)	(7)	32,960	(26)	(363)

Net equity transactions	(18,504)	(11,460)	(246,365)	(87,504)	(323)	32,599	(67,570)	(47,331)

Net change in contract owners’ equity	4,516	(46,855)	(167,272)	(251,571)	146,862	(71,949)	128,133	(872,896)
Contract owners’ equity at beginning of period	267,711	314,566	544,328	795,899	771,372	843,321	1,730,198	2,603,094

Contract owners’ equity at end of period	$272,227	267,711	377,056	544,328	918,234	771,372	1,858,331	1,730,198

CHANGE IN UNITS:
Beginning units	16,113	16,511	32,364	35,189	20,593	20,602	65,228	66,783
Units purchased	18	14	8	5	-	-	250	116
Units redeemed	(1,094)	(412)	(13,490)	(2,830)	(8)	(9)	(2,686)	(1,671)

Ending units	15,037	16,113	18,882	32,364	20,585	20,593	62,792	65,228

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-8

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	JACAS		JAGTS		JAIGS		LPVCII
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(9,674)	(10,806)	(10,213)	(9,722)	88	811	4,538	16
Realized gain (loss) on investments	7,338	5,759	(2,621)	145,578	3,376	44,135	(13,046)	285,865
Change in unrealized gain (loss) on investments	238,522	(503,893)	310,010	(564,990)	21,986	(64,079)	(6,416)	(414,937)
Reinvested capital gains	-	133,046	-	127,422	-	-	96,759	70,160

Net increase (decrease) in contract owners’ equity resulting from operations	236,186	(375,894)	297,176	(301,712)	25,450	(19,133)	81,835	(58,896)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	2,047	-	-	-	318	340
Transfers between funds	(18,357)	-	(9,387)	204	-	(1,071)	51	(86,699)
Redemptions (notes 2, 3, and 4)	(54,108)	(71,879)	(50,640)	(9,010)	(32,380)	(11,029)	(122,288)	(39,880)
Adjustments to maintain reserves	16	157	(6)	(64,099)	(2)	(14,675)	(16)	(23,468)

Net equity transactions	(72,449)	(71,722)	(57,986)	(72,905)	(32,382)	(26,775)	(121,935)	(149,707)

Net change in contract owners’ equity	163,737	(447,616)	239,190	(374,617)	(6,932)	(45,908)	(40,100)	(208,603)
Contract owners’ equity at beginning of period	661,914	1,109,530	588,892	963,509	292,658	338,566	701,266	909,869

Contract owners’ equity at end of period	$825,651	661,914	828,082	588,892	285,726	292,658	661,166	701,266

CHANGE IN UNITS:
Beginning units	20,971	22,970	30,462	30,900	18,798	19,548	26,559	31,225
Units purchased	77	-	99	9	-	-	13	13
Units redeemed	(2,054)	(1,999)	(2,403)	(447)	(1,967)	(750)	(4,334)	(4,679)

Ending units	18,994	20,971	28,158	30,462	16,831	18,798	22,238	26,559

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-8

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	SBVHY		SBVI		LJPMVS		MSEM
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$11,735	15,613	(3,712)	(3,212)	1,362	-	770	664
Realized gain (loss) on investments	(1,591)	(44,710)	10,427	106,283	26	-	(64)	(49)
Change in unrealized gain (loss) on investments	13,566	(16,408)	172,955	(436,986)	12,420	-	368	(3,201)
Reinvested capital gains	-	-	249,117	133,957	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	23,710	(45,505)	428,787	(199,958)	13,808	-	1,074	(2,586)

Equity transactions:
Purchase payments received from contract owners (note 4)	599	604	37,145	2,117	4	-	-	-
Transfers between funds	(4,997)	436	(21,577)	(88,111)	134,679	-	-	-
Redemptions (notes 2, 3, and 4)	(14,807)	(2,732)	(350,334)	(232,906)	-	-	(5)	(5)
Adjustments to maintain reserves	(18)	(4,678)	3	(106,898)	(8)	-	(28)	-

Net equity transactions	(19,223)	(6,370)	(334,763)	(425,798)	134,675	-	(33)	(5)

Net change in contract owners’ equity	4,487	(51,875)	94,024	(625,756)	148,483	-	1,041	(2,591)
Contract owners’ equity at beginning of period	284,186	336,061	3,422,199	4,047,955	-	-	10,450	13,041

Contract owners’ equity at end of period	$288,673	284,186	3,516,223	3,422,199	148,483	-	11,491	10,450

CHANGE IN UNITS:
Beginning units	11,167	11,233	94,771	103,418	-	-	330	330
Units purchased	23	39	975	61	13,468	-	-	-
Units redeemed	(757)	(105)	(9,938)	(8,708)	-	-	-	-

Ending units	10,433	11,167	85,808	94,771	13,468	-	330	330

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-8

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	MSVRE		EIF		GBF		GEM
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$1,966	(427)	1,734	66	9,111	4,914	95	(294)
Realized gain (loss) on investments	2,039	11,041	(606)	14,671	(2,632)	(82,887)	(291)	(4,372)
Change in unrealized gain (loss) on investments	24,878	(165,377)	(6,583)	(24,433)	15,398	(38,198)	1,400	(10,764)
Reinvested capital gains	-	60,750	14,918	6,954	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	28,883	(94,013)	9,463	(2,742)	21,877	(116,171)	1,204	(15,430)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	116,396	-	577	578	-	157
Transfers between funds	-	-	-	-	(4,725)	220	-	-
Redemptions (notes 2, 3, and 4)	(4,648)	(17,774)	(2,444)	(539)	(24,602)	(30,674)	(7,302)	(5,979)
Adjustments to maintain reserves	(7)	29	(1)	(1,124)	(3)	752	(13)	(3,110)

Net equity transactions	(4,655)	(17,745)	113,951	(1,663)	(28,753)	(29,124)	(7,315)	(8,932)

Net change in contract owners’ equity	24,228	(111,758)	123,414	(4,405)	(6,876)	(145,295)	(6,111)	(24,362)
Contract owners’ equity at beginning of period	225,540	337,298	67,911	72,316	706,296	851,591	49,793	74,155

Contract owners’ equity at end of period	$249,768	225,540	191,325	67,911	699,420	706,296	43,682	49,793

CHANGE IN UNITS:
Beginning units	5,142	5,531	2,597	2,618	47,835	49,730	2,589	2,861
Units purchased	-	-	4,119	-	67	62	-	8
Units redeemed	(99)	(389)	(90)	(21)	(2,020)	(1,957)	(378)	(280)

Ending units	5,043	5,142	6,626	2,597	45,882	47,835	2,211	2,589

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-8

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	GIG		GVDMA		GVDMC		GVIDA
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$3,504	5,732	(2,139)	(2,112)	(50)	(50)	(1,791)	(1,895)
Realized gain (loss) on investments	(1,537)	30,205	(1,000)	2,766	(11)	(17)	(4,750)	27,161
Change in unrealized gain (loss) on investments	44,580	(102,895)	24,632	(79,563)	401	(1,166)	25,624	(85,929)
Reinvested capital gains	-	30,825	1,658	50,254	-	659	1,388	36,105

Net increase (decrease) in contract owners’ equity resulting from operations	46,547	(36,133)	23,151	(28,655)	340	(574)	20,471	(24,558)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	157	-	-	-	-	-	-
Transfers between funds	110	(1,695)	-	-	-	-	-	-
Redemptions (notes 2, 3, and 4)	(16,861)	(14,095)	(50)	(49)	(3)	(3)	(16,321)	(6,376)
Adjustments to maintain reserves	(2)	(8,684)	(16)	(5,623)	7	(87)	2	(7,328)

Net equity transactions	(16,753)	(24,317)	(66)	(5,672)	4	(90)	(16,319)	(13,704)

Net change in contract owners’ equity	29,794	(60,450)	23,085	(34,327)	344	(664)	4,152	(38,262)
Contract owners’ equity at beginning of period	238,766	299,216	142,161	176,488	3,482	4,146	121,787	160,049

Contract owners’ equity at end of period	$268,560	238,766	165,246	142,161	3,826	3,482	125,939	121,787

CHANGE IN UNITS:
Beginning units	14,883	15,793	5,862	5,864	197	198	4,662	4,900
Units purchased	70	10	-	-	-	-	-	-
Units redeemed	(1,003)	(920)	(2)	(2)	-	(1)	(567)	(238)

Ending units	13,950	14,883	5,860	5,862	197	197	4,095	4,662

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-8

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	GVIDC		GVIDM		HIBF		MCIF
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(631)	(695)	(11,051)	(11,966)	6,453	5,708	(8,449)	(5,100)
Realized gain (loss) on investments	(681)	(1,305)	(27,966)	(42,264)	(170)	(15,087)	(176,074)	56,597
Change in unrealized gain (loss) on investments	3,928	(8,493)	135,782	(347,413)	8,782	(8,500)	284,114	(880,924)
Reinvested capital gains	-	3,552	-	250,338	-	-	97,563	498,904

Net increase (decrease) in contract owners’ equity resulting from operations	2,616	(6,941)	96,765	(151,305)	15,065	(17,879)	197,154	(330,523)

Equity transactions:
Purchase payments received from contract owners (note 4)	180	218	569	38	-	-	57	57
Transfers between funds	-	-	-	-	3,106	-	(32,019)	(40,124)
Redemptions (notes 2, 3, and 4)	(6,772)	(3,114)	(56,751)	(56,869)	(4,340)	(3,113)	(598,651)	(171,361)
Adjustments to maintain reserves	(7)	(458)	(13)	(24,008)	(6)	(2,327)	(2)	16

Net equity transactions	(6,599)	(3,354)	(56,195)	(80,839)	(1,240)	(5,440)	(630,615)	(211,412)

Net change in contract owners’ equity	(3,983)	(10,295)	40,570	(232,144)	13,825	(23,319)	(433,461)	(541,935)
Contract owners’ equity at beginning of period	45,962	56,257	774,208	1,006,352	131,340	154,659	1,756,168	2,298,103

Contract owners’ equity at end of period	$41,979	45,962	814,778	774,208	145,165	131,340	1,322,707	1,756,168

CHANGE IN UNITS:
Beginning units	3,214	3,406	37,214	39,800	5,678	5,807	31,066	34,714
Units purchased	12	15	27	2	127	-	2	1
Units redeemed	(470)	(207)	(2,619)	(2,588)	(179)	(129)	(10,622)	(3,649)

Ending units	2,756	3,214	34,622	37,214	5,626	5,678	20,446	31,066

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-8

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	NVAMV1		NVCBD1		NVMLG1		NVMMG1
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$1,225	(1,730)	66	37	(333)	1,747	(4,234)	(4,667)
Realized gain (loss) on investments	(19,549)	138,408	(2)	(586)	(3,155)	(1,379)	(4,517)	(134,056)
Change in unrealized gain (loss) on investments	27,591	(255,249)	75	(155)	13,483	(14,579)	60,805	(89,363)
Reinvested capital gains	41,446	108,958	-	4	141	8,526	-	86,926

Net increase (decrease) in contract owners’ equity resulting from operations	50,713	(9,613)	139	(700)	10,136	(5,685)	52,054	(141,160)

Equity transactions:
Purchase payments received from contract owners (note 4)	74	394	-	-	-	-	-	-
Transfers between funds	(15,366)	(629)	-	-	-	-	(4,293)	(5,053)
Redemptions (notes 2, 3, and 4)	(135,260)	(62,881)	-	-	(50,129)	(666)	(17,940)	(34,930)
Adjustments to maintain reserves	(30)	(11,564)	(2)	-	18	(1,287)	(17)	(51,548)

Net equity transactions	(150,582)	(74,680)	(2)	-	(50,111)	(1,953)	(22,250)	(91,531)

Net change in contract owners’ equity	(99,869)	(84,293)	137	(700)	(39,975)	(7,638)	29,804	(232,691)
Contract owners’ equity at beginning of period	791,417	875,710	3,707	4,407	43,113	50,751	281,358	514,049

Contract owners’ equity at end of period	$691,548	791,417	3,844	3,707	3,138	43,113	311,162	281,358

CHANGE IN UNITS:
Beginning units	20,082	21,663	314	314	762	774	8,206	9,223
Units purchased	4	10	-	-	-	-	-	-
Units redeemed	(3,736)	(1,591)	-	-	(720)	(12)	(573)	(1,017)

Ending units	16,350	20,082	314	314	42	762	7,633	8,206

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-8

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	NVNMO1		NVOLG1		NVRE1		SAM
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(270)	(304)	(2,581)	(60,785)	286	32	42,760	(406)
Realized gain (loss) on investments	(57)	6,940	227,965	42,109	(356)	8,793	-	-
Change in unrealized gain (loss) on investments	4,248	(15,358)	1,878,236	(3,895,017)	2,801	(21,816)	-	-
Reinvested capital gains	2,322	3,385	-	722,399	744	2,837	-	21

Net increase (decrease) in contract owners’ equity resulting from operations	6,243	(5,337)	2,103,620	(3,191,294)	3,475	(10,154)	42,760	(385)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	1,270	5,849	-	-	497,644	277,693
Transfers between funds	-	-	(132,279)	(232,234)	-	-	731,298	652,133
Redemptions (notes 2, 3, and 4)	(369)	(429)	(1,149,893)	(681,252)	(1,287)	(1,771)	(1,086,270)	(600,221)
Adjustments to maintain reserves	17	(1,216)	4	63	(2)	(3,645)	(13)	24

Net equity transactions	(352)	(1,645)	(1,280,898)	(907,574)	(1,289)	(5,416)	142,659	329,629

Net change in contract owners’ equity	5,891	(6,982)	822,722	(4,098,868)	2,186	(15,570)	185,419	329,244
Contract owners’ equity at beginning of period	29,059	36,041	10,022,148	14,121,016	31,461	47,031	1,279,490	950,246

Contract owners’ equity at end of period	$34,950	29,059	10,844,870	10,022,148	33,647	31,461	1,464,909	1,279,490

CHANGE IN UNITS:
Beginning units	701	712	218,084	236,011	895	943	128,674	95,449
Units purchased	-	-	45	149	-	-	123,197	93,758
Units redeemed	(8)	(11)	(24,935)	(18,076)	(35)	(48)	(109,235)	(60,533)

Ending units	693	701	193,194	218,084	860	895	142,636	128,674

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-8

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	SCF		SCGF		SCVF		TRF
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(10,265)	(11,950)	(6,767)	(7,372)	(2,744)	(3,594)	(1,663)	(4,126)
Realized gain (loss) on investments	(40,512)	201,336	(3,784)	(80,065)	(7,669)	(20,895)	129,592	101,185
Change in unrealized gain (loss) on investments	173,838	(678,268)	81,489	(158,136)	38,093	(60,426)	(174,248)	(434,049)
Reinvested capital gains	6,036	268,116	-	78,301	13,052	45,218	139,551	164,587

Net increase (decrease) in contract owners’ equity resulting from operations	129,097	(220,766)	70,938	(167,272)	40,732	(39,697)	93,232	(172,403)

Equity transactions:
Purchase payments received from contract owners (note 4)	97	97	28	28	46	51	36,604	1,377
Transfers between funds	(3,085)	(3,481)	(11,903)	1,767	-	-	(23,111)	(27,393)
Redemptions (notes 2, 3, and 4)	(136,710)	(70,222)	(25,403)	(27,089)	(47,445)	(75,570)	(183,032)	(121,543)
Adjustments to maintain reserves	12	(73,700)	6	(53,593)	(41)	(13,478)	4	(16)

Net equity transactions	(139,686)	(147,306)	(37,272)	(78,887)	(47,440)	(88,997)	(169,535)	(147,575)

Net change in contract owners’ equity	(10,589)	(368,072)	33,666	(246,159)	(6,708)	(128,694)	(76,303)	(319,978)
Contract owners’ equity at beginning of period	1,133,028	1,501,100	468,141	714,300	282,877	411,571	1,463,171	1,783,149

Contract owners’ equity at end of period	$1,122,439	1,133,028	501,807	468,141	276,169	282,877	1,386,868	1,463,171

CHANGE IN UNITS:
Beginning units	20,663	21,927	16,000	16,762	5,694	7,115	46,660	51,329
Units purchased	76	2	120	92	1	1	1,120	44
Units redeemed	(2,527)	(1,266)	(1,314)	(854)	(894)	(1,422)	(6,351)	(4,713)

Ending units	18,212	20,663	14,806	16,000	4,801	5,694	41,429	46,660

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-8

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	AMCG		AMSRS		PMVSTA		VWEM
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(13,294)	(15,099)	(7,531)	(7,080)	1,376	50	4,770	(2,710)
Realized gain (loss) on investments	23,043	28,623	2,439	11,072	(13)	(14)	(20,579)	(1,079)
Change in unrealized gain (loss) on investments	134,342	(631,291)	155,080	(240,902)	604	(881)	32,521	(123,030)
Reinvested capital gains	-	195,931	11,676	66,680	-	78	-	46,547

Net increase (decrease) in contract owners’ equity resulting from operations	144,091	(421,836)	161,664	(170,230)	1,967	(767)	16,712	(80,272)

Equity transactions:
Purchase payments received from contract owners (note 4)	4,095	-	-	-	-	-	-	-
Transfers between funds	327	(502)	-	(18,502)	-	-	(3,315)	3,241
Redemptions (notes 2, 3, and 4)	(182,723)	(81,510)	(7,118)	(51,772)	-	-	(38,885)	(19,409)
Adjustments to maintain reserves	3	(117)	(6)	(21)	(6)	-	3	(4)

Net equity transactions	(178,298)	(82,129)	(7,124)	(70,295)	(6)	-	(42,197)	(16,172)

Net change in contract owners’ equity	(34,207)	(503,965)	154,540	(240,525)	1,961	(767)	(25,485)	(96,444)
Contract owners’ equity at beginning of period	949,811	1,453,776	645,043	885,568	45,412	46,179	229,545	325,989

Contract owners’ equity at end of period	$915,604	949,811	799,583	645,043	47,373	45,412	204,060	229,545

CHANGE IN UNITS:
Beginning units	26,241	28,222	19,075	21,057	4,511	4,511	7,172	7,595
Units purchased	119	38	-	-	-	-	39	94
Units redeemed	(4,647)	(2,019)	(178)	(1,982)	-	-	(1,321)	(517)

Ending units	21,713	26,241	18,897	19,075	4,511	4,511	5,890	7,172

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-8

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	VWHA
	2023	2022
Investment activity*:
Net investment income (loss)	$376	73
Realized gain (loss) on investments	(540)	(11)
Change in unrealized gain (loss) on investments	(1,016)	1,732
Reinvested capital gains	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(1,180)	1,794

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-
Transfers between funds	-	-
Redemptions (notes 2, 3, and 4)	(4,487)	(865)
Adjustments to maintain reserves	(21)	(1)

Net equity transactions	(4,508)	(866)

Net change in contract owners’ equity	(5,688)	928
Contract owners’ equity at beginning of period	26,121	25,193

Contract owners’ equity at end of period	$20,433	26,121

CHANGE IN UNITS:
Beginning units	746	769
Units purchased	-	-
Units redeemed	(132)	(23)

Ending units	614	746

*

For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the two-year period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2023, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-8 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide Variable Account-8 (the Separate Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on August 3, 1995. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The Company offers tax qualified and non-tax qualified Individual Deferred Variable Annuity Contracts through the Separate Account.

(b) The Contracts

The Separate Account offers variable annuity insurance benefits intended to serve the long-term saving needs of investors. The primary distribution for the contracts is through the brokerage community; however, other distributors are utilized. Contract features are described in the applicable prospectus.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

With certain exceptions, contract owners in either the accumulation or payout phase may invest in any of the following:

AMERICAN CENTURY INVESTMENTS

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I (ACVI)

American Century Variable Portfolios, Inc. - American Century VP Disciplined Core Value Fund: Class I (ACVIG)

American Century Variable Portfolios, Inc. - American Century VP Ultra(R) Fund: Class I (ACVU1)

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares (DCAP)*

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (DSRG)

BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)

FEDERATED HERMES, INC.

Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares (FQB)

FIDELITY INVESTMENTS

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class (FEIS)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class (FGS)

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Service Class (FHIS)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class (FOS)

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)

INVESCO INVESTMENTS

Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)

Invesco - Invesco V.I. Main Street Fund: Series I (OVGI)*

JANUS HENDERSON INVESTORS

Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares (JACAS)

Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (JAGTS)

Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares (JAIGS)

LEGG MASON

Legg Mason Partners Variable Equity Trust - ClearBridge Variable Dividend Strategy Portfolio: Class I (LPVCII)

Western Asset Variable Global High Yield Bond Portfolio: Class I (SBVHY)

Legg Mason Partners Variable Equity Trust - ClearBridge Variable Large Cap Value Portfolio: Class I (SBVI)

LINCOLN FUNDS

Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class (LJPMVS)

MORGAN STANLEY

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I (MSEM)

Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class I (EIF)

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)

NATIONWIDE VARIABLE ACCOUNT-8 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Variable Insurance Trust - NVIT Federated High Income Bond Fund: Class I (HIBF)

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I (NVAMV1)

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I (NVCBD1)

Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class I (NVMIG1)*

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I (NVMLG1)

Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II (NVMMV2)*

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Core Fund: Class I (NVNMO1)

Nationwide Variable Insurance Trust - NVIT Calvert Equity Fund: Class I (NVNSR1)*

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)

Nationwide Variable Insurance Trust -NVIT Government Money Market Fund: Class I (SAM)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I (SCGF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I (SCVF)

Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I (TRF)

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class I Shares (AMCG)

Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)

PIMCO FUNDS

PIMCO Variable Insurance Trust - Short-Term Portfolio: Advisor Class (PMVSTA)

VAN ECK ASSOCIATES CORPORATION

VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class (VWEM)

VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class (VWHA)

VanEck VIP Trust - VanEck VIP Global Resources Fund: Class S (VWHAS)*

*	At December 31, 2023, contract owners were not invested in this fund.

Unless listed below, the financial statements presented are as of December 31, 2023 and for each of the years in the two-year period ended December 31, 2023. For the subaccounts listed below with inception dates in 2023, the financial statements are as of December 31, 2023 and for the period from the inception date to December 31, 2023. For the subaccounts listed below with inception dates in 2022, the prior year financial statements reflect the period from inception date to December 31, 2022.

	Inception Date	Liquidation Date
Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class (LJPMVS)	4/28/2023

For the one-year period ended December 31, 2023, the following subaccount mergers occurred. The subaccounts that were acquired during the year are no longer available as of December 31, 2023.

Acquired Underlying Mutual Fund	Acquiring Underlying Mutual Fund	Effective Date
JPMorgan Insurance Trust - JPMorgan Insurance Trust Mid Cap	Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid	4/28/2023
Value Portfolio: Class 1 (JPMMV1)	Cap Value Fund: Standard Class (LJPMVS)

NATIONWIDE VARIABLE ACCOUNT-8 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

For the one-year period ended December 31, 2023, the following subaccount name changes occurred:

Subaccount Abbreviation	Current Legal Name	Prior Legal Name	Effective Date
NVNMO1	Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Core Fund: Class I	Nationwide Variable Insurance Trust - NVIT Neuberger Berman Multi Cap Opportunities Fund: Class I	5/1/2023
NVNSR1	Nationwide Variable Insurance Trust - NVIT Calvert Equity Fund: Class I	Nationwide Variable Insurance Trust - NVIT BNY Mellon Sustainable U.S. Equity Fund: Class I	5/1/2023
AMCG	Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class I Shares	Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: I Class Shares	5/1/2023

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

The Company allocates purchase payments to subaccounts and/or the fixed account as instructed by the contract owner. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing Net Asset Value per share at December 31, 2023 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Separate Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Separate Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Calculation of Annuity Reserves

At each financial reporting date, the Separate Account financial statements include an aggregate amount of net assets allocated to future contract benefits for the contracts in the payout (annuitization) period. The payout (annuitization) period begins when amounts accumulated under the contract (the contract value) are applied according to the payment method selected by the contract owner.

Annuity reserves are computed for contracts in the variable payout stage according to industry standard mortality tables. The assumed investment return is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 3.5% to 6%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

(g) Adjustments to Maintain reserves (ATM)

Adjustments to Maintain reserves primarily represent timing related adjustments absorbed by the general account in order to maintain appropriate contract owner account balances.

(h) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued with the Securities and Exchange Commission, and no subsequent events have occurred requiring accrual or disclosures.

(2) Expenses

The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units from the subaccounts contained within the Separate Account. The assessment of charges varies based on the contract and any additional riders or benefits elected. The additional riders or benefits and related charges specific to each contract are described in detail in the applicable prospectus. Maximum variable account charges for contracts offered through the Separate Account range from 1.40% to 1.80%.

NATIONWIDE VARIABLE ACCOUNT-8 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

Contract Charges
Recurring Variable Account Charges - assessed through a reduction in unit values	Equal, on an annualized basis, to 1.40% of the daily value of the allocations to the underlying fund options
Contract Maintenance Charge - assessed through a redemption of units	Up to $30 annually
Contingent Deferred Sales Charge - assessed on the amount of purchase payment surrendered	0.00% - 7.00%
Maximum Contingent Deferred Sales Charge Period	7 years
Rider Charges - annualized and assessed through either a reduction in unit value or the redemption of units
Beneficiary Protector Option	0.40%

(3) Annuity Benefits

Annuity benefit proceeds result in a redemption of the policy value from the Separate Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium policies, the proceeds are payable on the death of the last surviving insured. In the event that the guaranteed death benefit exceeds the policy value on the date of death, the excess is paid by the Company’s general account.

(4) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Separate Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. The fixed account assets are not reflected in the accompanying financial statements. In addition, the Separate Account portion of contract owner loans is transferred to the accounts of the Company for administration and collection. Loan repayments are transferred to the Separate Account at the direction of the contract owner. For the years ended December 31, 2023 and 2022, total transfers to the Separate Account from the fixed account were $12,469 and $15,023, respectively, and total transfers from the Separate Account to the fixed account were $7,689 and $47,220, respectively. Transfers from the Separate Account to the fixed account are included in redemptions, and transfers to the Separate Account from the fixed account are included in purchase payments received from contract owners, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity.

(5) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Separate Account categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Separate Account categorizes financial assets recorded at fair value as follows:

•

Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

•

Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets, quotes prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quotes prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, Secures Overnight Financing Rate, prime rates, cash flows, maturity dates, callability, estimated prepayments and/or underlying collateral values.

•

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The investments used by all subaccounts are mutual funds and are valued using daily Net Asset Values (NAVs), which are deemed to approximate fair values. As such, all funds are classified as Level 1 Investments.

NATIONWIDE VARIABLE ACCOUNT-8 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2023 are as follows:

Subaccount Abbreviation*	Purchases of Investments	Sales of Investments
ACVI	$16,492	$118,283
ACVIG	3,477	35,595
ACVU1	10,654	1,763
DSRG	66,959	72,373
DVSCS	4,115	14,465
FQB	13,740	63,294
FEIS	73,771	303,121
FGS	347,405	1,110,479
FHIS	14,962	22,383
FOS	4,407	252,404
FVSS	41,819	11,817
OVAG	3,407	95,990
JACAS	3,992	86,130
JAGTS	-	68,193
JAIGS	4,247	36,540
LPVCII	110,946	131,568
SBVHY	15,762	23,232
SBVI	322,927	412,288
LJPMVS	137,337	1,293
MSEM	917	152
MSVRE	5,258	7,939
EIF	134,725	4,122
GBF	19,294	38,934
GEM	748	7,955
GIG	8,344	21,590
GVDMA	1,658	2,190
GVDMC	-	54
GVIDA	1,388	18,112
GVIDC	133	7,357
GVIDM	-	67,233
HIBF	11,465	6,246
MCIF	114,130	655,629
NVAMV1	53,319	161,200
NVCBD1	117	51
NVMLG1	287	50,608
NVMMG1	-	26,467
NVNMO1	2,487	803
NVOLG1	144,819	1,428,302
NVRE1	1,482	1,739
SAM	814,381	628,948
SCF	14,757	158,684
SCGF	2,867	46,912
SCVF	14,211	51,302
TRF	193,657	225,307
AMCG	65	191,662
AMSRS	14,150	17,123
PMVSTA	2,026	650
VWEM	8,981	46,410
VWHA	707	4,818

*	Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

NATIONWIDE VARIABLE ACCOUNT-8 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

(6) Financial Highlights

The Company offers several variable annuity products through the Separate Account that have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit fair values and total returns. The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable annuity contracts as of December 31, 2023, and the investment income ratio and total return for each of the periods in the five-year period ended December 31, 2023. The information is presented as a value or range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate for contracts with units outstanding as of the balance sheet date. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a value or range below. Accordingly, some individual contract amounts may not be within the ranges presented. Total return and investment income ratio for periods with no ending Contract Owners’ Equity were considered to be irrelevant, and therefore are not presented. Contract Owners’ Equity presented below may not agree to the Contract Owners’ Equity presented in the Statements of Changes in Contract Owners’ Equity due to reserves for annuity contracts in payout.

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I (ACVI)
2023	1.40%			44,470	$19.04			$846,531	1.43%	11.00%
2022	1.40%			49,941	17.15			856,455	1.50%	-25.81%
2021	1.40%			54,917	23.11			1,269,380	0.16%	7.23%
2020	1.40%			59,207	21.56			1,276,297	0.48%	24.12%
2019	1.40%			61,127	17.37			1,061,641	0.86%	26.62%
American Century Variable Portfolios, Inc. - American Century VP Disciplined Core Value Fund: Class I (ACVIG)
2023	1.40%			7,888	29.75			234,643	1.51%	7.14%
2022	1.40%			9,037	27.77			250,918	1.72%	-13.96%
2021	1.40%			11,389	32.27			367,509	1.08%	21.92%
2020	1.40%			12,657	26.47			334,967	1.95%	10.24%
2019	1.40%			13,790	24.01			331,068	2.08%	22.21%
American Century Variable Portfolios, Inc. - American Century VP Ultra(R) Fund: Class I (ACVU1)
2023	1.40%			2,925	55.35			161,908	0.00%	41.51%
2022	1.40%			2,899	39.11			113,353	0.00%	-33.32%
2021	1.40%			2,868	58.66			168,239	0.00%	21.44%
2020	1.40%			2,842	48.31			137,285	0.00%	47.76%
2019	1.40%			2,767	32.69			90,460	0.00%	32.70%
BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares (DCAP)
2020	1.40%	to	1.80%	23,517	33.53	to	29.59	787,718	0.79%	21.96%	to	21.46%
2019	1.40%	to	1.80%	30,526	27.50	to	24.36	838,628	1.16%	34.19%	to	33.65%
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (DSRG)
2023	1.40%			18,954	28.24			535,251	0.75%	22.09%
2022	1.40%			21,471	23.13			496,622	0.52%	-23.95%
2021	1.40%			22,040	30.41			670,336	0.78%	25.22%
2020	1.40%			24,255	24.29			589,128	1.08%	22.41%
2019	1.40%			26,747	19.84			530,737	1.49%	32.48%
BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)
2023	1.40%			1,475	44.64			65,823	1.04%	13.78%
2022	1.40%			1,817	39.23			71,289	0.92%	-17.81%
2021	1.40%			1,844	47.74			88,032	0.67%	24.38%
2020	1.40%			1,736	38.38			66,594	1.07%	9.09%
2019	1.40%			1,754	35.18			61,714	1.01%	20.50%
Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares (FQB)
2023	1.40%			23,395	19.16			448,367	2.70%	4.65%
2022	1.40%			26,383	18.31			483,138	2.55%	-10.54%
2021	1.40%			26,881	20.47			550,278	2.50%	-2.78%
2020	1.40%			26,822	21.06			564,748	2.89%	6.61%
2019	1.40%			32,916	19.75			650,115	2.90%	7.91%
Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class (FEIS)
2023	1.40%	to	1.80%	46,149	34.43	to	28.45	1,587,978	1.69%	8.99%	to	8.55%
2022	1.40%	to	1.80%	54,842	31.59	to	26.21	1,731,568	1.76%	-6.41%	to	-6.79%
2021	1.40%	to	1.80%	61,235	33.76	to	28.12	2,066,005	1.81%	23.08%	to	22.58%
2020	1.40%	to	1.80%	65,162	27.43	to	22.94	1,786,261	1.70%	5.05%	to	4.63%
2019	1.40%	to	1.80%	71,805	26.11	to	21.92	1,873,714	1.87%	25.54%	to	25.03%

NATIONWIDE VARIABLE ACCOUNT-8 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class (FGS)
2023	1.40%	to	1.80%	175,871	45.17	to	41.04	7,943,364	0.04%	34.20%	to	33.66%
2022	1.40%	to	1.80%	200,509	33.66	to	30.71	6,748,558	0.51%	-25.58%	to	-25.88%
2021	1.40%	to	1.80%	211,935	45.23	to	41.43	9,584,913	0.00%	21.36%	to	20.87%
2020	1.40%	to	1.80%	225,426	37.27	to	34.28	8,400,792	0.06%	41.74%	to	41.16%
2019	1.40%	to	1.80%	244,308	26.30	to	24.28	6,423,500	0.16%	32.31%	to	31.77%
Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Service Class (FHIS)
2023	1.40%			15,037	18.10			272,227	5.48%	8.96%
2022	1.40%			16,113	16.61			267,711	5.10%	-12.79%
2021	1.40%			16,511	19.05			314,566	5.26%	3.03%
2020	1.40%			16,744	18.49			309,630	4.80%	1.21%
2019	1.40%			18,390	18.27			335,976	5.10%	13.31%
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class (FOS)
2023	1.40%			18,882	19.97			377,056	0.80%	18.73%
2022	1.40%			32,364	16.82			544,328	0.96%	-25.64%
2021	1.40%			35,189	22.62			795,899	0.45%	17.90%
2020	1.40%			35,919	19.18			689,068	0.35%	13.88%
2019	1.40%			38,264	16.85			644,584	1.63%	25.89%
Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)
2023	1.40%			20,585	44.61			918,234	1.12%	19.09%
2022	1.40%			20,593	37.46			771,372	1.04%	-8.49%
2021	1.40%			20,602	40.93			843,321	1.46%	31.61%
2020	1.40%			20,610	31.10			641,013	1.20%	6.66%
2019	1.40%			23,587	29.16			687,769	1.60%	32.41%
Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)
2023	1.40%			62,792	29.59			1,858,331	0.00%	11.57%
2022	1.40%			65,228	26.53			1,730,198	0.00%	-31.95%
2021	1.40%			66,783	38.98			2,603,094	0.00%	17.43%
2020	1.40%			73,147	33.19			2,427,894	0.04%	38.72%
2019	1.40%			77,972	23.93			1,865,664	0.00%	37.41%
Invesco - Invesco V.I. Main Street Fund: Series I (OVGI)
2020	1.40%			95,507	28.41			2,712,896	1.49%	12.35%
2019	1.40%			99,922	25.28			2,526,367	1.07%	30.23%
Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares (JACAS)
2023	1.40%	to	1.80%	18,994	43.38	to	51.44	825,651	0.12%	37.70%	to	37.15%
2022	1.40%	to	1.80%	20,971	31.50	to	37.51	661,914	0.05%	-34.66%	to	-34.92%
2021	1.40%	to	1.80%	22,970	48.21	to	57.63	1,109,530	0.00%	20.88%	to	20.39%
2020	1.40%	to	1.80%	25,099	39.88	to	47.87	1,002,957	0.17%	37.09%	to	36.53%
2019	1.40%	to	1.80%	30,675	29.09	to	35.06	893,886	0.02%	34.94%	to	34.39%
Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (JAGTS)
2023	1.40%			28,158	29.41			828,082	0.00%	52.12%
2022	1.40%			30,462	19.33			588,892	0.00%	-38.00%
2021	1.40%			30,900	31.18			963,509	0.11%	16.10%
2020	1.40%			31,536	26.86			847,051	0.00%	48.62%
2019	1.40%			29,167	18.07			527,110	0.44%	42.79%
Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares (JAIGS)
2023	1.40%			16,831	16.98			285,726	1.43%	9.04%
2022	1.40%			18,798	15.57			292,658	1.70%	-10.11%
2021	1.40%			19,548	17.32			338,566	1.03%	11.70%
2020	1.40%			20,603	15.51			319,471	1.17%	14.40%
2019	1.40%			26,915	13.55			364,800	1.83%	24.93%

NATIONWIDE VARIABLE ACCOUNT-8 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Legg Mason Partners Variable Equity Trust - ClearBridge Variable Dividend Strategy Portfolio: Class I (LPVCII)
2023	1.40%			22,238	29.73			661,166	2.08%	12.60%
2022	1.40%			26,559	26.40			701,266	1.41%	-9.39%
2021	1.40%			31,225	29.14			909,869	2.24%	25.02%
2020	1.40%			32,542	23.31			758,450	1.47%	6.16%
2019	1.40%			31,327	21.95			687,744	1.50%	29.75%
Western Asset Variable Global High Yield Bond Portfolio: Class I (SBVHY)
2023	1.40%			10,433	27.67			288,673	5.52%	8.72%
2022	1.40%			11,167	25.45			284,186	6.77%	-14.93%
2021	1.40%			11,233	29.91			336,061	4.01%	-0.09%
2020	1.40%			13,140	29.94			393,473	3.84%	5.81%
2019	1.40%			14,845	28.30			420,071	5.29%	12.78%
Legg Mason Partners Variable Equity Trust - ClearBridge Variable Large Cap Value Portfolio: Class I (SBVI)
2023	1.40%	to	1.80%	85,808	41.01	to	30.25	3,516,223	1.29%	13.49%	to	13.03%
2022	1.40%	to	1.80%	94,771	36.13	to	26.76	3,422,199	1.32%	-7.74%	to	-8.11%
2021	1.40%	to	1.80%	103,418	39.17	to	29.13	4,047,955	1.05%	24.44%	to	23.94%
2020	1.40%	to	1.80%	108,834	31.47	to	23.50	3,423,298	1.34%	3.77%	to	3.35%
2019	1.40%	to	1.80%	127,949	30.33	to	22.74	3,878,497	1.74%	27.08%	to	26.56%
Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class (LJPMVS)
2023	1.40%			13,468	11.03			148,483	1.94%	10.25%		* ***
Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I (MSEM)
2023	1.40%			330	34.81			11,491	8.60%	10.28%
2022	1.40%			330	31.57			10,450	7.52%	-19.87%
2021	1.40%			330	39.40			13,041	5.11%	-3.40%
2020	1.40%			331	40.78			13,499	4.51%	4.07%
2019	1.40%			331	39.19			12,972	5.34%	12.65%
Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)
2023	1.40%			5,043	49.53			249,768	2.24%	12.92%
2022	1.40%			5,142	43.86			225,540	1.25%	-28.07%
2021	1.40%			5,531	60.98			337,298	2.06%	37.85%
2020	1.40%			7,998	44.24			353,877	2.78%	-18.02%
2019	1.40%			8,007	53.96			432,079	1.87%	17.27%
Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class I (EIF)
2023	1.40%			6,626	28.88			191,325	2.82%	10.42%
2022	1.40%			2,597	26.15			67,911	1.53%	-5.33%
2021	1.40%			2,618	27.62			72,316	1.31%	18.61%
2020	1.40%			4,045	23.29			94,204	1.43%	2.18%
2019	1.40%			6,044	22.79			137,735	1.71%	25.53%
Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)
2023	1.40%			45,882	15.24			699,420	2.70%	3.24%
2022	1.40%			47,835	14.77			706,296	2.08%	-13.77%
2021	1.40%			49,730	17.12			851,591	1.67%	-3.45%
2020	1.40%			54,815	17.74			972,227	1.97%	4.60%
2019	1.40%			62,343	16.96			1,057,145	2.33%	4.78%
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)
2023	1.40%			2,211	19.75			43,682	1.60%	2.71%
2022	1.40%			2,589	19.23			49,793	0.88%	-25.80%
2021	1.40%			2,861	25.92			74,155	0.94%	-8.57%
2020	1.40%			2,900	28.35			82,216	1.97%	11.71%
2019	1.40%			2,910	25.38			73,850	2.02%	21.22%
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)
2023	1.40%			13,950	19.25			268,560	2.76%	20.00%
2022	1.40%			14,883	16.04			238,766	3.79%	-15.32%
2021	1.40%			15,793	18.95			299,216	2.56%	11.08%
2020	1.40%			15,948	17.06			272,007	1.22%	6.44%
2019	1.40%			16,199	16.02			259,562	2.63%	17.45%

NATIONWIDE VARIABLE ACCOUNT-8 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)
2023	1.40%	5,860	28.20	165,246	0.00%	16.28%
2022	1.40%	5,862	24.25	142,161	0.00%	-19.42%
2021	1.40%	5,864	30.10	176,488	0.15%	12.04%
2020	1.40%	5,865	26.86	157,582	0.22%	10.76%
2019	1.40%	6,488	24.25	157,365	2.10%	20.12%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)
2023	1.40%	197	19.39	3,826	0.00%	9.69%
2022	1.40%	197	17.67	3,482	0.00%	-15.59%
2021	1.40%	198	20.94	4,146	0.21%	5.21%
2020	1.40%	198	19.90	3,940	0.00%	7.03%
2019	1.40%	24,605	18.59	457,480	2.15%	11.89%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)
2023	1.40%	4,095	30.75	125,939	0.00%	17.72%
2022	1.40%	4,662	26.12	121,787	0.00%	-20.02%
2021	1.40%	4,900	32.66	160,049	0.13%	13.89%
2020	1.40%	5,101	28.68	146,299	0.29%	11.24%
2019	1.40%	389	25.78	10,030	1.02%	22.00%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)
2023	1.40%	2,756	15.23	41,979	0.00%	6.52%
2022	1.40%	3,214	14.30	45,962	0.00%	-13.42%
2021	1.40%	3,406	16.52	56,257	0.23%	1.31%
2020	1.40%	3,545	16.30	57,794	0.05%	5.22%
2019	1.40%	9,744	15.49	150,973	2.18%	8.00%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)
2023	1.40%	34,622	23.53	814,778	0.00%	13.12%
2022	1.40%	37,214	20.80	774,208	0.00%	-17.72%
2021	1.40%	39,800	25.28	1,006,352	0.19%	8.77%
2020	1.40%	41,359	23.25	961,430	0.14%	8.80%
2019	1.40%	43,761	21.37	934,967	2.14%	16.10%
Nationwide Variable Insurance Trust - NVIT Federated High Income Bond Fund: Class I (HIBF)
2023	1.40%	5,626	25.80	145,165	6.13%	11.55%
2022	1.40%	5,678	23.13	131,340	5.64%	-13.16%
2021	1.40%	5,807	26.64	154,659	4.78%	3.50%
2020	1.40%	8,146	25.74	209,663	5.43%	4.53%
2019	1.40%	8,188	24.62	201,583	5.80%	13.13%
Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)
2023	1.40%	20,446	64.69	1,322,707	0.93%	14.44%
2022	1.40%	31,066	56.53	1,756,168	1.14%	-14.61%
2021	1.40%	34,714	66.20	2,298,103	1.16%	22.52%
2020	1.40%	35,378	54.03	1,911,566	1.18%	11.53%
2019	1.40%	37,866	48.45	1,834,509	1.30%	23.89%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I (NVAMV1)
2023	1.40%	16,350	42.30	691,548	1.57%	7.32%
2022	1.40%	20,082	39.41	791,417	1.19%	-2.51%
2021	1.40%	21,663	40.42	875,710	1.28%	32.65%
2020	1.40%	22,765	30.47	693,757	1.68%	0.07%
2019	1.40%	24,367	30.45	742,045	2.58%	25.18%
Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I (NVCBD1)
2023	1.40%	314	12.24	3,844	3.14%	3.72%
2022	1.40%	314	11.81	3,707	2.38%	-15.88%
2021	1.40%	314	14.04	4,407	1.78%	-2.41%
2020	1.40%	314	14.38	4,516	2.65%	5.51%
2019	1.40%	314	13.63	4,280	3.00%	7.42%

NATIONWIDE VARIABLE ACCOUNT-8 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I (NVMLG1)
2023	1.40%			42	75.52			3,138	0.43%	33.47%
2022	1.40%			762	56.58			43,113	5.30%	-13.71%
2021	1.40%			774	65.57			50,751	0.00%	38.48%
2020	1.40%			784	47.35			37,121	0.00%	28.27%
2019	1.40%			1,251	36.91			46,215	4.01%	28.70%
Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)
2023	1.40%			7,633	40.77			311,162	0.00%	18.90%
2022	1.40%			8,206	34.29			281,358	0.00%	-38.48%
2021	1.40%			9,223	55.74			514,049	0.12%	-6.04%
2020	1.40%			9,571	59.32			567,729	0.00%	58.65%
2019	1.40%			10,420	37.39			389,598	0.00%	35.33%
Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Core Fund: Class I (NVNMO1)
2023	1.40%			693	50.44			34,950	0.53%	21.67%
2022	1.40%			701	41.45			29,059	0.41%	-18.22%
2021	1.40%			712	50.69			36,041	0.30%	24.80%
2020	1.40%			721	40.62			29,285	0.44%	11.96%
2019	1.40%			736	36.28			26,701	0.66%	26.28%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)
2023	1.40%	to	1.80%	193,194	56.14	to	52.89	10,844,870	1.38%	22.15%	to	21.66%
2022	1.40%	to	1.80%	218,084	45.96	to	43.48	10,022,148	0.87%	-23.19%	to	-23.50%
2021	1.40%	to	1.80%	236,011	59.84	to	56.84	14,121,016	0.60%	28.42%	to	27.90%
2020	1.40%	to	1.80%	191,339	46.60	to	44.44	8,914,851	1.33%	17.23%	to	16.76%
2019	1.40%	to	1.80%	209,413	39.75	to	38.06	8,322,823	1.72%	35.69%	to	35.14%
Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)
2023	1.40%			860	39.12			33,647	2.29%	11.30%
2022	1.40%			895	35.15			31,461	1.53%	-29.52%
2021	1.40%			943	49.87			47,031	1.08%	44.69%
2020	1.40%			981	34.47			33,814	1.50%	-6.71%
2019	1.40%			1,069	36.95			39,498	1.57%	28.87%
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)
2023	1.40%			142,636	10.27			1,464,909	4.67%	3.28%
2022	1.40%			128,674	9.94			1,279,490	1.36%	-0.12%
2021	1.40%			95,449	9.96			950,246	0.00%	-1.40%
2020	1.40%			133,278	10.10			1,345,679	0.25%	-1.16%
2019	1.40%			172,743	10.22			1,764,618	1.74%	0.36%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)
2023	1.40%			18,212	61.63			1,122,439	0.48%	12.40%
2022	1.40%			20,663	54.83			1,133,028	0.45%	-19.90%
2021	1.40%			21,927	68.46			1,501,100	0.00%	29.01%
2020	1.40%			22,445	53.07			1,191,080	0.02%	20.97%
2019	1.40%			24,422	43.87			1,071,317	0.07%	23.89%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I (SCGF)
2023	1.40%			14,806	33.89			501,807	0.00%	15.83%
2022	1.40%			16,000	29.26			468,141	0.00%	-31.34%
2021	1.40%			16,762	42.62			714,300	0.00%	8.76%
2020	1.40%			17,388	39.18			681,316	0.00%	38.92%
2019	1.40%			18,376	28.21			518,289	0.00%	33.81%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I (SCVF)
2023	1.40%			4,801	57.52			276,169	0.42%	15.81%
2022	1.40%			5,694	49.67			282,877	0.32%	-14.13%
2021	1.40%			7,115	57.85			411,571	0.00%	30.19%
2020	1.40%			7,746	44.43			344,156	0.08%	3.68%
2019	1.40%			8,022	42.85			343,768	0.97%	17.33%

NATIONWIDE VARIABLE ACCOUNT-8 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I (TRF)
2023	1.40%	to	1.80%	41,429	33.50	to	31.28	1,386,868	1.29%	6.76%	to	6.33%
2022	1.40%	to	1.80%	46,660	31.38	to	29.42	1,463,171	1.15%	-9.72%	to	-10.09%
2021	1.40%	to	1.80%	51,329	34.76	to	32.72	1,783,149	0.79%	20.18%	to	19.69%
2020	1.40%	to	1.80%	55,660	28.92	to	27.34	1,609,096	1.14%	8.81%	to	8.37%
2019	1.40%	to	1.80%	59,911	26.58	to	25.22	1,591,891	1.12%	27.50%	to	26.98%
Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class I Shares (AMCG)
2023	1.40%			21,713	42.17			915,604	0.00%	16.50%
2022	1.40%			26,241	36.20			949,811	0.00%	-29.73%
2021	1.40%			28,222	51.51			1,453,776	0.00%	11.41%
2020	1.40%			33,043	46.24			1,527,793	0.00%	38.02%
2019	1.40%			33,698	33.50			1,128,865	0.00%	30.89%
Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)
2023	1.40%			18,897	42.31			799,583	0.35%	25.13%
2022	1.40%			19,075	33.82			645,043	0.43%	-19.59%
2021	1.40%			21,057	42.06			885,568	0.38%	21.75%
2020	1.40%			21,343	34.54			737,250	0.59%	17.89%
2019	1.40%			23,742	29.30			695,672	0.56%	24.12%
PIMCO Variable Insurance Trust - Short-Term Portfolio: Advisor Class (PMVSTA)
2023	1.40%			4,511	10.50			47,373	4.38%	4.33%
2022	1.40%			4,511	10.07			45,412	1.52%	-1.66%
2021	1.40%			4,511	10.24			46,179	0.99%	-1.55%
2020	1.40%			4,511	10.40			46,906	1.18%	0.71%
2019	1.40%			85,978	10.32			887,708	2.37%	1.26%
VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class (VWEM)
2023	1.40%			5,890	34.64			204,060	3.62%	8.24%
2022	1.40%			7,172	32.01			229,545	0.28%	-25.43%
2021	1.40%			7,595	42.92			325,989	0.92%	-13.10%
2020	1.40%			7,518	49.39			371,343	2.07%	15.61%
2019	1.40%			7,493	42.73			320,140	0.52%	28.77%
VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class (VWHA)
2023	1.40%			614	33.29			20,433	2.98%	-4.93%
2022	1.40%			746	35.01			26,121	1.66%	6.88%
2021	1.40%			769	32.76			25,193	0.44%	17.26%
2020	1.40%			787	27.94			21,988	0.94%	17.44%
2019	1.40%			787	23.79			18,722	0.00%	10.30%

*

This represents the annual contract expense rate or range of annual contract expense rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.

**

This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contract owner accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***

This represents the total return or range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option was initially added and funded during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single contract expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.

****	Subaccounts denoted indicate the underlying mutual fund option was initially added and funded during the period presented.

NATIONWIDE LIFE INSURANCE COMPANY

FOR THE YEAR ENDED DECEMBER 31, 2023

Independent Auditors’ Report

Audit Committee of the Board of Directors

Nationwide Life Insurance Company:

Opinions

We have audited the financial statements of Nationwide Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2023 and 2022, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2023, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2023, in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance (Department) described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles are also described in Note 2.

Emphasis of Matter

As discussed in Note 2 to the financial statements, the Company’s subsidiary received permission from the Department in 2023 to account for an excess of loss reinsurance recoverable as an admitted asset. Under prescribed statutory accounting practices, the excess of loss reinsurance recoverable would not be an admitted asset. As of December 31, 2023, that permitted accounting practice increased statutory surplus over what it would have been had that prescribed accounting practice been followed. Our opinions are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the Schedule I Summary of Investments - Other Than Investments in Related Parties, Schedule III Supplementary Insurance Information, Schedule IV Reinsurance, and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Columbus, Ohio

March 20, 2024

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

	December 31,
(in millions, except share amounts)	2023	2022

Admitted assets
Invested assets
Bonds	$43,867	$40,208
Stocks	3,714	3,700
Mortgage loans, net of allowance	9,144	8,363
Policy loans	969	933
Derivative assets	113	143
Cash, cash equivalents and short-term investments	1,555	1,621
Securities lending collateral assets	359	232
Other invested assets	2,198	1,848
Total invested assets	$61,919	$57,048
Accrued investment income	965	585
Deferred federal income tax assets, net	632	589
Other assets	404	378
Separate account assets	113,270	102,808
Total admitted assets	$177,190	$161,408

Liabilities, capital and surplus
Liabilities
Future policy benefits and claims	$49,373	$45,482
Policyholders’ dividend accumulation	380	398
Asset valuation reserve	841	707
Payable for securities	512	323
Securities lending payable	359	232
Funds held under coinsurance	1,323	1,608
Other liabilities	1,447	1,253
Accrued transfers from separate accounts	(1,548)	(1,598)
Separate account liabilities	113,270	102,808
Total liabilities	$165,957	$151,213

Capital and surplus
Capital shares ($1 par value; authorized - 5,000,000 shares,issued and outstanding - 3,814,779 shares)	$4	$4
Surplus notes	1,100	1,100
Special surplus funds	93	-
Additional paid-in capital	2,443	2,308
Unassigned surplus	7,593	6,783
Total capital and surplus	$11,233	$10,195
Total liabilities, capital and surplus	$177,190	$161,408

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Operations

	Years ended December 31,
(in millions)	2023	2022	2021

Revenues
Premiums and annuity considerations	$14,670	$14,535	$12,664
Net investment income	3,136	2,019	2,231
Other revenues	2,389	2,346	2,455
Total revenues	$20,195	$18,900	$17,350

Benefits and expenses
Benefits to policyholders and beneficiaries	$17,416	$15,963	$16,884
Increase in reserves for future policy benefits and claims	3,747	2,525	807
Net transfers from separate accounts	(3,742)	(1,635)	(3,002)
Commissions	766	810	858
Reserve adjustment on reinsurance assumed	(153)	(161)	(151)
Other expenses	702	564	469
Total benefits and expenses	$18,736	$18,066	$15,865

Income before federal income tax expense (benefit) and net realized capital (losses) gains on investments	$1,459	$834	$1,485
Federal income tax expense (benefit)	108	100	(9)

Income before net realized capital (losses) gains on investments	$1,351	$734	$1,494
Net realized capital (losses) gains on investments, net of federal income tax (benefit) expense of $(4), $3 and $59 in 2023, 2022 and 2021, respectively, and excluding $(30), $(103) and $15 of net realized capital (losses) gains transferred to the interest maintenance reserve in 2023, 2022 and 2021, respectively	(402)	240	(683)
Net income	$949	$974	$811

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Changes in Capital and Surplus

(in millions)	Capital shares	Surplus notes	Special surplus funds	Additional paid-in capital	Unassigned surplus	Capital and surplus
Balance as of December 31, 2020	$4	$1,100	$-	$1,998	$6,003	$9,105

Change in reserve on account of change in valuation basis	-	-	-	-	2	2
Cumulative effect of change in accounting principle	-	-	-	-	6	6
Balance as of January 1, 2021	$4	$1,100	$-	$1,998	$6,011	$9,113

Net income	-	-	-	-	811	811
Change in asset valuation reserve	-	-	-	-	(144)	(144)
Change in deferred income taxes	-	-	-	-	50	50
Change in net unrealized capital gains and losses, net of tax expense of $30	-	-	-	-	(142)	(142)
Change in nonadmitted assets	-	-	-	-	(47)	(47)
Dividends paid to Nationwide Financial Services, Inc.	-	-	-	-	(550)	(550)
Balance as of December 31, 2021	$4	$1,100	$-	$1,998	$5,989	$9,091

Correction of error (see Note 2)	-	-	-	-	(39)	(39)
Balance as of January 1, 2022	$4	$1,100	$-	$1,998	$5,950	$9,052

Net income	-	-	-	-	974	974
Change in asset valuation reserve	-	-	-	-	(97)	(97)
Change in deferred income taxes	-	-	-	-	28	28
Change in net unrealized capital gains and losses, net of tax expense of $37	-	-	-	-	(40)	(40)
Change in nonadmitted assets	-	-	-	-	(33)	(33)
Capital contributions from Nationwide Financial Services, Inc.	-	-	-	310	-	310
Other, net	-	-	-	-	1	1
Balance as of December 31, 2022	$4	$1,100	$-	$2,308	$6,783	$10,195

Net income	-	-	-	-	949	949
Change in asset valuation reserve	-	-	-	-	(103)	(103)
Change in deferred income taxes	-	-	-	-	132	132
Change in net unrealized capital gains and losses, net of tax benefit of $37	-	-	-	-	(77)	(77)
Change in nonadmitted assets, including admitted disallowed interest maintenance reserve	-	-	93	-	(126)	(33)
Capital contributions from Nationwide Financial Services, Inc.	-	-	-	135	-	135
Other, net	-	-	-	-	35	35
Balance as of December 31, 2023	$4	$1,100	$93	$2,443	$7,593	$11,233

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Cash Flow

	Years ended December 31,
(in millions)	2023	2022	2021

Cash flows from operating activities:
Premiums collected, net of reinsurance	$14,675	$14,545	$12,661
Net investment income	2,775	2,064	2,404
Other revenue	2,021	3,178	2,367
Policy benefits and claims paid	(17,567)	(15,962)	(16,735)
Commissions, operating expenses and taxes, other than federal income tax paid	(1,268)	(1,275)	(1,122)
Net transfers from separate accounts	3,792	1,658	2,871
Policyholders’ dividends paid	(28)	(30)	(36)
Federal income taxes recovered (paid)	98	(261)	121
Net cash provided by operating activities	$4,498	$3,917	$2,531

Cash flows from investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	$2,594	$3,444	$6,953
Stocks	46	19	127
Mortgage loans	635	1,139	1,053
Derivative assets	-	431	-
Other invested assets and other	467	641	279
Total investment proceeds	$3,742	$5,674	$8,412
Cost of investments acquired:
Bonds	$(6,256)	$(6,024)	$(7,744)
Stocks	(35)	(901)	(538)
Mortgage loans	(1,370)	(1,305)	(1,441)
Derivative assets	(556)	-	(589)
Other invested assets and other	(766)	(1,057)	(594)
Total investments acquired	$(8,983)	$(9,287)	$(10,906)
Net increase in policy loans	(37)	(19)	(25)
Net cash used in investing activities	$(5,278)	$(3,632)	$(2,519)

Cash flows from financing activities and miscellaneous sources:
Capital contributions from Nationwide Financial Services, Inc.	$135	$310	$-
Dividend paid to Nationwide Financials Services, Inc.	-	-	(550)
Net change in deposits on deposit-type contract funds and other insurance liabilities	270	391	517
Other cash provided (used)	309	(1)	196
Net cash provided by financing activities and miscellaneous	$714	$700	$163

Net (decrease) increase in cash, cash equivalents and short-term investments	$(66)	$985	$175
Cash, cash equivalents and short-term investments at beginning of year	1,621	636	461
Cash, cash equivalents and short-term investments at end of year	$1,555	$1,621	$636
Supplemental disclosure of non-cash activities:
Exchange of bond investments	$385	$349	$277
Intercompany transfer of securities from merger	$203	$-	$-

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(1)	Nature of Operations

Nationwide Life Insurance Company (“NLIC” or “the Company”) is an Ohio domiciled stock life insurance company. The Company is a member of the Nationwide group of companies (“Nationwide”), which is comprised of Nationwide Mutual Insurance Company (“NMIC”) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLIC’s common stock are owned by Nationwide Financial Services, Inc. (“NFS”), a holding company formed by Nationwide Corporation, a wholly-owned subsidiary of NMIC.

The Company is a leading provider of long-term savings and retirement products in the United States of America (“U.S.”). The Company develops and sells a wide range of products and services, which include life insurance, fixed and variable individual annuities, private and public sector group retirement plans, investment advisory services, pension risk transfer (“PRT”) contracts and other investment products. The Company is licensed to conduct business in all fifty states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

The Company sells its products through a diverse distribution network. Unaffiliated entities that sell, recommend or direct the purchase of the Company’s products to their own customer bases include independent broker-dealers, financial institutions, wirehouses and regional firms, pension plan administrators, life insurance agencies, life insurance specialists and registered investment advisors. Affiliates that market products directly to a customer base include Nationwide Retirement Solutions, Inc., Nationwide Securities, LLC and Nationwide Financial General Agency, Inc. The Company believes its broad range of competitive products, strong distributor relationships and diverse distribution network position it to compete effectively under various economic conditions.

Wholly-owned subsidiaries of NLIC as of December 31, 2023 include Nationwide Life and Annuity Insurance Company (“NLAIC”) and its wholly-owned subsidiaries, Olentangy Reinsurance, LLC (“Olentangy”) and Nationwide SBL, LLC (“NWSBL”), Jefferson National Life Insurance Company (“JNL”) and its wholly-owned subsidiary, Jefferson National Life Insurance Company of New York (“JNLNY”), Eagle Captive Reinsurance, LLC (“Eagle”), Nationwide Investment Services Corporation (“NISC”) and Nationwide Investment Advisors, LLC (“NIA”). NLAIC primarily offers individual annuity contracts including fixed annuity contracts, group annuity contracts including PRT contracts, universal life insurance, variable universal life insurance, term life insurance and corporate-owned life insurance on a non-participating basis. Olentangy is a dormant Vermont domiciled special purpose financial insurance company and nonadmitted subsidiary. NWSBL is an Ohio limited liability company and offers a securities-based lending product and is a nonadmitted subsidiary. JNL and JNLNY primarily offer individual deferred fixed and variable annuity products. Eagle is an Ohio domiciled special purpose financial captive insurance company. NISC is a registered broker-dealer. NIA is a registered investment advisor and nonadmitted subsidiary.

The Company is subject to regulation by the insurance departments of states in which it is domiciled and/or transacts business and undergoes periodic examinations by those departments.

As of December 31, 2023 and 2022, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region in which a single event could cause a severe impact to the Company’s financial position after considering insurance risk that has been transferred to external reinsurers.

(2)	Summary of Significant Accounting Policies

Use of Estimates

The preparation of the statutory financial statements requires the Company to make estimates and assumptions that affect the amounts reported in the statutory financial statements and accompanying notes. Significant estimates include certain investment and derivative valuations and future policy benefits and claims. Actual results could differ significantly from those estimates.

Basis of Presentation

Effective October 1, 2023, Jefferson National Financial Corporation (“JNFC”), a holding company and wholly-owned subsidiary of the Company, completed a merger agreement with the Company. Pursuant to the merger agreement, which was deemed a statutory merger, the operations of JNFC were merged with and into the Company, with the Company continuing as the surviving corporation. Concurrently, JNL, a wholly-owned subsidiary of JNFC prior to the merger, became a wholly-owned subsidiary of the Company. There was not a material impact on the Company’s surplus as a result of the merger.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Effective January 1, 2022, Harleysville Life Insurance Company (“HLIC”), an Ohio domiciled stock life insurance company and subsidiary of NMIC that offered universal and traditional life insurance, disability income insurance and fixed annuity contracts on a non-participating basis, completed a merger agreement with NLAIC. Pursuant to the merger agreement, which was deemed a statutory merger, the operations of HLIC were merged with and into NLAIC, with NLAIC continuing as the surviving entity. All shares of HLIC were cancelled and the outstanding surplus balance was merged into NLAIC’s additional paid-in capital and unassigned surplus. There was not a material impact on the Company’s surplus as a result of the merger.

The statutory financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Ohio Department of Insurance (“the Department”). Prescribed statutory accounting practices are those practices incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state but allowed by the domiciliary state regulatory authority.

NLIC and NLAIC have elected to apply a prescribed practice promulgated under Ohio Administrative Code Section 3901-1-67 (“OAC 3901-1-67”) to its derivative instruments hedging indexed products and indexed annuity reserve liabilities in order to better align the measurement of indexed product reserves and the derivatives that hedge them. Under OAC 3901-1-67, derivative instruments are carried at amortized cost with the initial hedge cost amortized over the term and asset payoffs realized at the end of the term being reported through net investment income, rather than the derivative instruments being carried at fair value with asset payoffs realized over the term through net realized capital gains and losses. Additionally, the cash surrender value reserves for indexed annuity products only reflect index interest credits at the end of the crediting term as compared to partial index interest credits accumulating throughout the crediting term in increase in reserves for future policy benefits and claims.

Eagle applies one prescribed practice with multiple applications as provided under the State of Ohio’s captive law, which values assumed guaranteed minimum death benefits (“GMDB”) and guaranteed lifetime withdrawal benefits (“GLWB”) risks on variable annuity contracts from NLIC and GLWB risks on fixed indexed annuity contracts from NLIC and NLAIC using an alternative reserving basis from the Statutory Accounting Principles detailed within the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”) pursuant to Ohio Revised Code Chapter 3964 and approved by the Department.

Effective October 1, 2023, Eagle was granted a permitted practice from the Department, allowing Eagle to carry a reinsurance recoverable asset under an excess of loss reinsurance agreement with a third-party reinsurer as an admitted asset.

Prior to October 1, 2023, Olentangy was granted a permitted practice from the State of Vermont allowing Olentangy to carry the assets placed into a trust account by Union Hamilton Reinsurance Ltd. on its statutory statements of admitted assets, liabilities and surplus at net admitted asset value for certain universal life and term life insurance policies. Effective October 1, 2023, Olentangy terminated this permitted practice due to NLAIC’s recapture of the reinsurance agreements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

If the prescribed or permitted practices were not applied, the Company’s risk-based capital would continue to be above regulatory action levels. A reconciliation of the Company’s net income between NAIC SAP and prescribed and permitted practices is shown below:

(in millions)	SSAP #	F/S Page	State of domicile	2023	December 31, 2022	2021

Net Income
Statutory Net Income			OH	$949	$974	$811
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	4	OH	110	(43)	9
Reserves for indexed annuities	51	4	OH	(75)	15	(20)
Tax impact	101	4	OH	(7)	6	3
NAIC SAP				$977	$952	$803

A reconciliation of the Company’s capital and surplus between NAIC SAP and prescribed and permitted practices is shown below:

		F/S	State of	As of December 31,
(in millions)	SSAP #	Page	domicile	2023	2022
Surplus
Statutory Capital and Surplus			OH	$11,233	$10,195
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	2,4	OH	84	(30)
Reserves for indexed annuities	51	3,4	OH	(82)	(7)
Tax impact	101	2,4	OH	-	8
Subsidiary Valuation - NLAIC	51,86,101	2	OH	89	(232)
Subsidiary valuation - Eagle	51	2	OH	(228)	118
State Permitted Practice:
Subsidiary valuation - Eagle	61R	2	OH	(853)	-
Subsidiary valuation - Olentangy	20	2	VT	-	(67)
NAIC SAP				$10,243	$9,985

Statutory accounting practices vary in some respects from U.S. generally accepted accounting principles (“GAAP”), including the following practices:

Financial Statements

●	Statutory financial statements are prepared using language and groupings substantially the same as the annual statements of the Company filed with the NAIC and state regulatory authorities;

●

assets must be included in the statutory statements of admitted assets, liabilities, capital and surplus at net admitted asset value and nonadmitted assets are excluded through a charge to capital and surplus;

●

an asset valuation reserve (“AVR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability, and changes in the AVR are reported directly in capital and surplus;

●

an interest maintenance reserve (“IMR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability or other asset, and the amortization of the IMR is reported as revenue;

●	the expense allowance associated with statutory reserving practices for investment contracts held in the separate accounts is reported in the general account as a negative liability;

●	accounting for contingencies requires recording a liability at the midpoint of a range of estimated possible outcomes when no better estimate in the range exists;

●	surplus notes are accounted for as a component of capital and surplus;

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

●	costs related to successful policy acquisitions are charged to operations in the year incurred;

●	negative cash balances are reported as negative assets;

●	certain income and expense items are charged or credited directly to capital and surplus;

●	amounts on deposit in internal qualified cash pools are reported as cash equivalents;

●	the statutory statements of cash flow are presented on the basis prescribed by the NAIC; and

●	the statutory financial statements do not include accumulated other comprehensive income.

Future Policy Benefits and Claims

●	Deposits to universal life contracts, investment contracts and limited payment contracts are included in revenue; and

●	future policy benefit reserves are based on statutory requirements.

Reinsurance Ceded

●	Certain assets and liabilities are reported net of ceded reinsurance balances; and

●	provision is made for amounts receivable and outstanding for more than 90 days through a charge to capital and surplus.

Investments

●	Investments in bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value;

●	investments in preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value;

●	other-than-temporary impairments on bonds, excluding loan-backed and structured securities, are measured based on fair value and are not reversible;

●	the proportional amortized cost method is utilized to determine the liquidation value of Low-Income Housing Tax Credit Funds (“Tax Credit Funds”);

●

admitted subsidiary, controlled and affiliated entities are not consolidated; rather, those investments are generally carried at audited statutory capital and surplus or GAAP equity, as appropriate, and are recorded as an equity investment in stocks or other invested assets;

●

equity in earnings of subsidiary companies is recognized directly in capital and surplus as net unrealized capital gains or losses, while dividends from unconsolidated companies are recorded in operations as net investment income;

●

undistributed earnings and valuation adjustments from investments in joint ventures, partnerships and limited liability companies are recognized directly in capital and surplus as net unrealized capital gains or losses; and

●	gains on sales of investments between affiliated companies representing economic transactions are deferred at the parent level until the related assets are paid down or an external sale occurs.

Separate Accounts

●	Assets and liabilities of guaranteed separate accounts are reported as separate account assets and separate account liabilities, respectively.

Derivative Instruments

●	Derivatives used in effective hedging transactions are valued in a manner consistent with the hedged asset or liability;

●

with the exception of derivatives applying the prescribed practice under OAC 3901-1-67, unrealized gains and losses on derivatives that are not considered to be effective hedges are charged to capital and surplus;

●	interest earned on derivatives is charged to net investment income; and

●	embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Goodwill

●	Goodwill is limited to 10% of the prior reporting period’s adjusted statutory surplus, with any goodwill in excess of this limitation nonadmitted through a charge to surplus; and

●	goodwill is amortized and charged to surplus.

Federal Income Taxes

●

Changes in deferred federal income taxes are recognized directly in capital and surplus with limitations on the amount of deferred tax assets that can be reflected as an admitted asset (15% of capital and surplus); and

●	uncertain tax positions are subject to a “more likely than not” standard for federal and foreign income tax loss contingencies only.

Nonadmitted Assets

●

In addition to the nonadmitted assets described above, certain other assets are nonadmitted and charged directly to capital and surplus. These include prepaid assets, certain software and other receivables outstanding for more than 90 days.

The financial information included herein is prepared and presented in accordance with SAP prescribed or permitted by the Department. Certain differences exist between SAP and GAAP, which are presumed to be material.

Revenues and Benefits

Life insurance premiums are recognized as revenue over the premium paying period of the related policies when due. Annuity considerations are recognized as revenue when received. Health insurance premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Policy benefits and claims that are expensed include interest credited to policy account balances, benefits and claims incurred in the period in excess of related policy reserves and other changes in future policy benefits.

Future Policy Benefits and Claims

Future policy benefits for traditional products are based on statutory mortality and interest requirements without consideration of withdrawals. The principal statutory mortality tables and interest assumptions used on policies in force are the 1958 Commissioner’s Standard Ordinary (“CSO”) table at interest rates of 2.5%, 3.0%, 3.5%, 4.0% and 4.5%, the 1941 CSO table at an interest rate of 2.5%, the 1980 CSO table at interest rates of 4.0%, 4.5%, 5.0% and 5.5%, the 2001 CSO table at an interest rate of 4.0% and 3.5% and the 2017 CSO table at an interest rate of 3.5% and 4.5%. The Company has applied principle-based reserving to all new individual life business. For business subject to principle-based reserving, additional reserves may be held where the deterministic and/or stochastic reserves are in excess of net premium reserves, as defined by Valuation Manual 20, Requirements for Principle-Based Reserves for Life Products (“VM-20”).

Future policy benefits for universal life and variable universal life contracts have been calculated based on participants’ contributions plus interest credited on any funds in the fixed account less applicable contract charges. These policies have been adjusted for possible future surrender charges in accordance with the Commissioner’s Reserve Valuation Method (“CRVM”). For business subject to principle-based reserving, the Company has calculated reserves under VM-20.

Future policy benefits for annuity products have been established based on contract term, interest rates and various contract provisions. Individual deferred annuity contracts issued in 1990 and after have been adjusted for possible future surrender charges in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”).

Future policy benefits for PRT contracts have been established in accordance with the CRVM. Statutory reserves for PRT business written during or after 2020 are calculated as the present value of future benefit payments, using the prescribed 1994 Group Annuity Mortality (“GAM”) table along with the AA projection mortality improvement scale and prescribed valuation rates as specified in Chapter 22 of the Valuation Manual. For the PRT business written before 2020, the statutory reserves are calculated using prescribed GAM tables and valuation interest rates that vary by issue year, as specified in the Standard Valuation Law.

The Company calculated its reserves for variable annuities using a stochastic reserve, which is floored at the cash surrender value, per Valuation Manual 21, Requirements for Principle-Based Reserves for Variable Annuities.

The aggregate reserves for individual accident and health policies consist of active life reserves, disabled life reserves and unearned premium reserves. The active life reserves for disability income are reserved for on the net level basis, at a 3.0% interest rate, using either the 1964 Commissioner’s Disability Table (for policies issued prior to 1982) or the 1985 Commissioner’s Individual Disability Table A (for policies issued after 1981). The active life reserves for major medical insurance (both scheduled and unscheduled benefits) are based on the benefit ratio method for policies issued after 1981.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The active life reserves for accident and health policies are reserved for on the net level basis, at a 3.0% interest rate, using either the 1956 Inter-Company Hospital-Surgical tables, the 1974 Medical Expense tables or the 1959 Accidental Death Benefits table.

The disabled life reserves for accident and health policies are calculated using the 1985 Commissioner’s Individual Disability Table A at a 3.0% interest rate. Unearned premium reserves are based on the actual gross premiums and actual days.

The aggregate reserves for group accident and health and franchise accident and health policies consist of disabled life reserves and unearned premium reserves. Reserves for benefits payable on disabled life claims are based on the 2012 Group Long-Term Disability Valuation Table, at varying interest rates of 2.75% - 6.0%, for group policies and the 1987 Commissioner’s Group Disability Table, at varying interest rates of 2.75% - 10.25%, for franchise policies.

Future policy benefits and claims for group long-term disability policies are the present value (discounted between 2.75% and 6.00%) of amounts not yet due on reported claims and an estimate of amounts to be paid on incurred but unreported claims. Future policy benefits and claims on other group health policies are not discounted.

The Company issues fixed and floating rate funding agreements to the Federal Home Loan Bank of Cincinnati (“FHLB”). The liabilities for such funding agreements are treated as annuities under Ohio law for life insurance companies and recorded in future policy benefits and claims. Refer to Note 9 for additional details.

Separate Accounts

Separate account assets represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. Separate account assets are primarily recorded at fair value, with the value of separate account liabilities set to equal the fair value of separate account assets. Separate account assets are primarily comprised of public, privately-registered and non-registered mutual funds, whose fair value is primarily based on the funds’ net asset value. Other separate account assets are recorded at fair value based on the methodology that is applicable to the underlying assets. In limited circumstances, other separate account assets are recorded at book value when the policyholder does not participate in the underlying portfolio experience.

Separate account liabilities, in conjunction with accrued transfers from separate accounts, represent contractholders’ funds adjusted for possible future surrender charges in accordance with the CARVM and the CRVM, respectively. The difference between full account value and CARVM/CRVM is reflected in accrued transfers to/from separate accounts, as prescribed by the NAIC, in the statutory statements of admitted assets, liabilities, capital and surplus. The annual change in the difference between full account value and CARVM/CRVM and its applicable federal income tax is reflected in the statutory statements of operations as part of the net transfers to/from separate accounts and federal income tax, respectively.

Retained Assets

The Company does not retain beneficiary assets. During a death benefit claim, the death benefit settlement method is payment to the beneficiary in the form of a check or electronic funds transfer.

Investments

Bonds and stocks of unaffiliated companies. Bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value. Preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value. Changes in the fair value of bonds and stocks stated at fair value are charged to capital and surplus.

Loan-backed and structured securities, which are included in bonds in the statutory financial statements, are stated in a manner consistent with the bond guidelines, but with additional consideration given to the special valuation rules implemented by the NAIC applicable to residential mortgage-backed securities that are not backed by U.S. government agencies, commercial mortgage-backed securities and certain other structured securities. Under these guidelines, an initial and adjusted NAIC designation is determined for each security. The initial NAIC designation, which takes into consideration the security’s amortized cost relative to an NAIC-prescribed valuation matrix, is used to determine the reporting basis (i.e., amortized cost or lower of amortized cost or fair value).

Interest income is recognized when earned, while dividends are recognized when declared. The Company nonadmits investment income due and accrued when amounts are over 90 days past due.

For investments in loan-backed and structured securities, the Company recognizes income and amortizes discounts and premiums using the effective-yield method based on prepayment assumptions, generally obtained using a model provided by a third-party vendor, and the estimated economic life of the securities. When actual prepayments differ significantly from estimated prepayments, the effective-yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income in the period the estimates are revised. All other investment income is recorded using the effective-yield method without anticipating the impact of prepayments.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Purchases and sales of bonds and stocks are recorded on the trade date, with the exception of private placement bonds, which are recorded on the funding date. Realized gains and losses are determined on a specific identification method on the trade date.

Independent pricing services are most often utilized, and compared to pricing from additional sources when available, to determine the fair value of bonds and stocks for which market quotations or quotations on comparable securities or models are used. For these bonds and stocks, the Company obtains the pricing services’ methodologies and classifies the investments accordingly in the fair value hierarchy.

Corporate pricing matrices are used in valuing certain bonds. The corporate pricing matrices were developed using publicly and privately available spreads segmented by various weighted average lives and credit quality ratings. Certain private placement bonds have adjusted spreads to capture the impacts of liquidity premium based on industry sector. The weighted average life and credit quality rating of a particular bond to be priced using those matrices are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate industry sector or U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular bond.

Non-binding broker quotes are also utilized to determine the fair value of certain bonds when deemed appropriate or when valuations are not available from independent pricing services or corporate pricing matrices. These bonds are classified with the lowest priority in the fair value hierarchy as only one broker quote is ordinarily obtained, the investment is not traded on an exchange, the pricing is not available to other entities and/or the transaction volume in the same or similar investments has decreased. Inputs used in the development of prices are not provided to the Company by the brokers, as the brokers often do not provide the necessary transparency into their quotes and methodologies. At least annually, the Company performs reviews and tests to ensure that quotes are a reasonable estimate of the investment’s fair value. Price movements of broker quotes are subject to validation and require approval from the Company’s management. Management uses its knowledge of the investment and current market conditions to determine if the price is indicative of the investment’s fair value.

For all bonds, the Company considers its ability and intent to hold the security for a period of time sufficient to allow for the anticipated recovery in value, the expected recovery of principal and interest and the extent to which the fair value has been less than amortized cost. If the decline in fair value to below amortized cost is determined to be other-than-temporary, a realized loss is recorded equal to the difference between the amortized cost of the investment and its fair value.

The Company periodically reviews loan-backed and structured securities in an unrealized loss position by comparing the present value of cash flows, including estimated prepayments, expected to be collected from the security to the amortized cost basis of the security. If the present value of cash flows expected to be collected, discounted at the security’s effective interest rate, is less than the amortized cost basis of the security, the impairment is considered other-than-temporary and a realized loss is recorded.

All other bonds in an unrealized loss position are periodically reviewed to determine if a decline in fair value to below amortized cost is other-than-temporary. Factors considered during this review include timing and amount of expected cash flows, ability of the issuer to meet its obligations, financial condition and future prospects of the issuer, amount and quality of any underlying collateral and current economic and industry conditions that may impact an issuer.

Stocks may experience other-than-temporary impairment based on the prospects for full recovery in value in a reasonable period of time and the Company’s ability and intent to hold the stock to recovery. If a stock is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the investment and its fair value.

Investments in subsidiaries. The investment in the Company’s wholly-owned insurance subsidiaries, NLAIC, JNL and Eagle, are carried using the equity method of accounting applicable to U.S. insurance subsidiary, controlled and affiliated (“SCA”) entities. This requires the investment to be recorded based on the value of its underlying audited statutory surplus. Furthermore, the equity method of accounting would be discontinued if the investment is reduced to zero, unless the Company has guaranteed obligations of the subsidiary or otherwise committed to provide further financial support. The Company’s investment in NISC and NIA, wholly-owned non-insurance subsidiaries, are carried using the equity method of accounting applicable to U.S. non-insurance subsidiary, controlled and affiliated entities. This requires the investment to be recorded based on its underlying audited GAAP equity. Investments in NLAIC, JNL and NISC are included in stocks, and the investment in Eagle is included in other invested assets on the statutory statements of admitted assets, liabilities, capital and surplus.

Mortgage loans, net of allowance. The Company holds commercial mortgage loans that are collateralized by properties throughout the U.S. Mortgage loans are held at unpaid principal balance adjusted for premiums and discounts, less a valuation allowance. The Company also holds commercial mortgage loans of these property types that are under development. Mortgage loans under development are collateralized by the borrower’s common stock.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

As part of the underwriting process, specific guidelines are followed to ensure the initial quality of a new mortgage loan. Third-party appraisals are obtained to support loaned amounts as the loans are collateral dependent or guaranteed.

The collectability and value of a mortgage loan is based on the ability of the borrower to repay and/or the value of the underlying collateral. Many of the Company’s mortgage loans are structured with balloon payment maturities, exposing the Company to risks associated with the borrowers’ ability to make the balloon payment or refinance the property. Loans are considered delinquent when contractual payments are 90 days past due.

Mortgage loans require a loan-specific reserve when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan requires a loan-specific reserve, a provision for loss is established equal to the difference between the carrying value and the fair value of the collateral less costs to sell. Loan-specific reserve charges are recorded in net unrealized capital gains and losses. In the event a loan-specific reserve charge is reversed, the recovery is also recorded in net unrealized capital gains and losses. If the mortgage loan is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the loan and the fair value of the collateral less estimated costs to obtain and sell. Any previously recorded loan-specific reserve is reversed.

Management evaluates the credit quality of individual mortgage loans and the portfolio as a whole through a number of loan quality measurements, including, but not limited to, loan-to-value (“LTV”) and debt service coverage (“DSC”) ratios. The LTV ratio is calculated as a ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the amount of cash flow generated by the underlying collateral of the mortgage loan available to meet periodic interest and principal payments of the loan. These loan quality measurements contribute to management’s assessment of relative credit risk in the mortgage loan portfolio. Based on underwriting criteria and ongoing assessment of the properties’ performance, management believes the amounts, net of valuation allowance, are collectible. This process identifies the risk profile and potential for loss individually and in the aggregate for the commercial mortgage loan portfolios. These factors are updated and evaluated at least annually. Due to the nature of the collateral underlying mortgage loans under development, these loans are not evaluated using the LTV and DSC ratios described above and instead are evaluated using other qualitative metrics.

Interest income on performing mortgage loans is recognized in net investment income over the life of the loan using the effective-yield method. Loans in default or in the process of foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in net investment income in the period received. Loans are restored to accrual status when the principal and interest is current and it is determined the future principal and interest payments are probable or the loan is modified.

Policy loans. Policy loans, which are collateralized by the related insurance policy, are held at the outstanding principal balance and do not exceed the net cash surrender value of the policy. As such, no valuation allowance for policy loans is required.

Cash and cash equivalents. Cash and cash equivalents include highly liquid investments with original maturities of less than three months and amounts on deposit in internal qualified cash pools. The Company and various affiliates maintain agreements with Nationwide Cash Management Company (“NCMC”), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants in the internal qualified cash pool.

Short-term investments. Short-term investments consist of government agency discount notes with maturities of twelve months or less at acquisition. Short-term investments also include outstanding promissory notes with initial maturity dates of one-year or less with certain affiliates. The Company carries short-term investments at amortized cost, which approximates fair value.

Securities Lending. The Company has entered into securities lending agreements with a custodial bank whereby eligible securities are loaned to third parties, primarily major brokerage firms. These transactions are used to generate additional income in the securities portfolio. The Company is entitled to receive from the borrower any payments of interest and dividends received on loaned securities during the loan term. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as collateral. Cash collateral is invested by the custodial bank in investment-grade securities, which are included in the total invested assets of the Company. Periodically, the Company may receive non-cash collateral, which would be recorded off-balance sheet. The Company recognizes loaned securities in bonds. A securities lending payable is recorded for the amount of cash collateral received. If the fair value of the collateral received (cash and/or securities) is less than the fair value of the securities loaned, the shortfall is nonadmitted. Net income received from securities lending activities is included in net investment income. Because the borrower or the Company may terminate a securities lending transaction at any time, if loans are terminated in advance of the reinvested collateral asset maturities, the Company would repay its securities lending obligations from operating cash flows or the proceeds of sales from its investment portfolio, which includes significant liquid securities.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Other invested assets. Other invested assets consist primarily of alternative investments in private equity funds, private debt funds, tax credit funds, real estate partnerships, limited liability companies, joint ventures and the investment in Eagle. Except for investments in certain tax credit funds, these investments are recorded using the equity method of accounting. Changes in carrying value as a result of the equity method are reflected as net unrealized capital gains and losses as a direct adjustment to capital and surplus. Gains and losses are generally recognized through income at the time of disposal or when operating distributions are received. Partnership interests in tax credit funds are held at amortized cost with amortization charged to net investment income over the period in which the tax benefits, primarily credits, are earned. Tax credits are recorded as an offset to tax expense in the period utilized.

The Company sold $3.1 billion, $2.9 billion and $2.6 billion in Tax Credit Funds to unrelated third parties with outstanding guarantees as of December 31, 2023, 2022 and 2021, respectively. The Company guarantees after-tax benefits to the third-party investors through periods ending in 2041. These guarantees are in effect for periods of approximately 15 years each. The Tax Credit Funds provide a stream of tax benefits to the investors that will generate a yield and return of capital. If the tax benefits are not sufficient to provide these cumulative after-tax yields, the Company must fund any shortfall. The maximum amount of undiscounted future payments that the Company could be required to pay the investors under the terms of the guarantees is $1.8 billion, but the Company does not anticipate making any material payments related to the guarantees. The Company’s risks are mitigated in the following ways: (1) the Company has the right to buyout the equity related to the guarantee under certain circumstances, (2) the Company may replace underperforming properties to mitigate exposure to guarantee payments, (3) the Company oversees the asset management of the deals and (4) changes in tax laws are explicitly excluded from the Company’s guarantees of after-tax benefits.

Derivative Instruments

The Company uses derivative instruments to manage exposures and mitigate risks primarily associated with interest rates, equity markets and foreign currency. These derivative instruments primarily include interest rate swaps, cross-currency swaps, futures and options.

Derivative instruments used in hedging transactions considered to be effective hedges are reported in a manner consistent with the hedged items. With the exception of derivatives applying the prescribed practice under OAC 3901-1-67, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with changes in fair value recorded in capital and surplus as unrealized gains or losses.

The fair value of derivative instruments is determined using various valuation techniques relying predominantly on observable market inputs and internal models. These inputs include interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

The Company’s derivative transaction counterparties are generally financial institutions. To reduce the credit risk associated with open contracts, the Company enters into master netting agreements which permit the closeout and netting of transactions with the same counterparty upon the occurrence of certain events. In addition, the Company attempts to reduce credit risk by obtaining collateral from counterparties. The determination of the need for and the levels of collateral vary based on an assessment of the credit risk of the counterparty. The Company accepts collateral in the forms of cash and marketable securities. Non-cash collateral received is recorded off-balance sheet.

Cash flows and payment accruals on derivatives are recorded in net investment income.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In determining fair value, the Company uses various methods, including market, income and cost approaches.

The Company categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes assets and liabilities held at fair value in the statutory statements of admitted assets, liabilities, capital and surplus as follows:

Level 1. Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date and mutual funds where the value per share (unit) is determined and published daily and is the basis for current transactions.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Level 2. Unadjusted quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, London Interbank Offered Rate (“LIBOR”), Secured Overnight Financing Rate (“SOFR”), prime rates, cash flows, maturity dates, call ability, estimated prepayments and/or underlying collateral values.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimates of the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Primary inputs to this valuation technique include broker quotes and comparative trades.

The Company reviews its fair value hierarchy classifications for assets and liabilities quarterly. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassifications. Reclassifications are reported as transfers at the beginning of the reporting period in which the change occurs.

Asset Valuation Reserve

The Company maintains an AVR as prescribed by the NAIC for the purpose of offsetting potential credit related investment losses on each invested asset category, excluding cash, policy loans and income receivable. The AVR contains a separate component for each category of invested assets. The change in AVR is charged or credited directly to capital and surplus.

Interest Maintenance Reserve

The Company records an IMR as prescribed by the NAIC, which represents the net deferral for interest-related gains or losses arising from the sale of certain investments, such as bonds, mortgage loans and loan-backed and structured securities sold. The IMR is applied as follows:

●

for bonds, the designation from the NAIC Capital Markets and Investments Analysis Office must not have changed more than one designation between the beginning of the holding period and the date of sale;

●	the bond must never have been classified as a default security;

●

for mortgage loans, during the prior two years, they must not have had interest more than 90 days past due, been in the process of foreclosure or in the course of voluntary conveyance, nor had restructured terms; and

●	for loan-backed and structured securities, all interest-related other-than-temporary impairments and interest-related realized gains or losses on sales of the securities.

The realized gains or losses, net of related federal income tax, from the applicable bonds and mortgage loans sold, have been removed from the net realized gain or loss amounts and established as the IMR. The IMR is amortized into income such that the amount of each capital gain or loss amortized in a given year is based on the excess of the amount of income which would have been reported that year, if the asset had not been disposed of over the amount of income which would have been reported had the asset been repurchased at its sale price. In the event the unamortized IMR liability balance is negative, the balance is reclassified as an asset and evaluated for admittance under INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve (“INT 23-01”). The Company utilizes the grouped method for amortization. Under the grouped method, the IMR is amortized into income over the remaining period to expected maturity based on the groupings of the individual securities into five-year bands. Refer to Recently Adopted Accounting Standards for additional discussion of IMR.

Goodwill

For companies whose operations are primarily insurance related, goodwill is the excess of the cost to acquire a company over the Company’s share of the statutory book value of the acquired entity. Goodwill is recorded in stocks in the statutory statements of admitted assets, liabilities and surplus. Goodwill is amortized on a straight-line basis over the period of economic benefit, not to exceed ten years, with a corresponding charge to surplus. Goodwill was immaterial as of December 31, 2023 and 2022.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Federal Income Taxes

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets, net of any nonadmitted portion and statutory valuation allowance, and deferred tax liabilities, are recognized for the expected future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income or loss in the years in which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged directly to surplus, with the impact of taxes on unrealized capital gains or losses and nonadmitted assets reported separately in the statutory statements of changes in capital and surplus.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to change the provision for federal income taxes recorded in the statutory financial statements, which could be significant.

Tax reserves are reviewed regularly and are adjusted as events occur that the Company believes impact its liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement with taxing authorities on the deductibility/nondeductibility of uncertain items, additional exposure based on current calculations, identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue. The Company believes its tax reserves reasonably provide for potential assessments that may result from Internal Revenue Service (“IRS”) examinations and other tax-related matters for all open tax years.

The Company is included in the NMIC consolidated federal income tax return.

Reinsurance Ceded

The Company cedes insurance to other companies in order to limit potential losses and to diversify its exposures. Such agreements do not relieve the Company of its primary obligation to the policyholder in the event the reinsurer is unable to meet the obligations it has assumed. Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the statutory statements of admitted assets, liabilities, capital and surplus on a net basis within the related future policy benefits and claims of the Company.

Participating Business

Participating business, which refers to policies that participate in profits through policyholder dividends, represented approximately 3% and 4% of the Company’s life insurance in force in 2023 and 2022, respectively, and 48% and 49% of the number of life insurance policies in force in 2023 and 2022, respectively. The provision for policyholder dividends was based on the respective year’s dividend scales, as approved by the Board of Directors. Policyholder dividends are recognized when declared. No additional income was allocated to participating policyholders during 2023 and 2022.

Accounting Changes and Corrections of Errors

Effective January 1, 2021, the Company elected to apply OAC 3901-1-67 to its derivative instruments hedging indexed products and indexed annuity reserve liabilities. As a result of the Company’s election to apply OAC 3901-1-67 as of January 1, 2021, the Company’s admitted assets decreased $3 million, total liabilities decreased $2 million and capital and surplus decreased $1 million, which included a $3 million reduction to unassigned surplus from the cumulative effect of the change in accounting principle.

During 2022, the Company identified and corrected an error in annuity product allocation drivers for general operating expenses between the Company and NLAIC that resulted in an understatement of the Company’s general insurance expenses for the years ended December 31, 2021, 2020 and 2019. The error resulted in an overstatement of net income of $22 million, an overstatement of total surplus of $45 million, an overstatement of total assets of $13 million and an understatement of total liabilities of $32 million as of and for the year ended December 31, 2021. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP No. 3”), the total prior period correction was recorded as a decrease to total surplus of $45 million, a decrease to total assets of $13 million and an increase to total liabilities of $32 million as of January 1, 2022. Additionally, the Company’s subsidiary, NLAIC, identified and corrected errors as of January 1, 2022 that increased the Company’s investment in NLAIC and total surplus by $6 million. The net decrease to the Company’s total surplus of $39 million in 2022 as a result of these corrections is reported as a negative adjustment to unassigned surplus.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Recently Adopted Accounting Standards

Effective December 31, 2023, the Company adopted INT 23-04, Life Reinsurance Liquidation Questions, that clarifies accounting and reporting considerations of SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”), as it relates to the liquidation of Scottish Re U.S. (“SRUS”). On July 18, 2023, SRUS was declared insolvent and ordered liquidated by the Court of Chancery of the State of Delaware (“Court”), resulting in termination of the reinsurance agreements between the Company and SRUS effective September 30, 2023, and the recapture of the ceded liabilities. The Company has accrued adequate provisions as of December 31, 2023, in accordance with SSAP No. 5R related to SRUS reinsurance recoverables and assets held in a trust that secure the annuity reinsurance recoverables. The Company will continue to work with the SRUS liquidator and the Court to resolve when the Company will be able to access the trust assets. As of December 31, 2023, assets held in trust and reinsurance recoverables related to SRUS are immaterial.

Effective September 30, 2023, the Company adopted INT 23-01, a short-term solution related to the accounting treatment of an insurer’s negative IMR balance. INT 23-01 allows an insurer with an authorized control level risk-based capital greater than 300%, after an adjustment to total adjusted capital, to admit negative IMR up to 10% of its general account capital and surplus, subject to certain restrictions and reporting obligations. There is no admitted disallowed IMR in the separate accounts. Fixed income investments generating IMR losses comply with the Company’s investment policies. There are no deviations from the investment policies and sales were not compelled by liquidity pressures. The Company has not allocated gains or losses to IMR from derivatives that were reported at fair value prior to the termination of the derivative. As of December 31, 2023, the Company has $93 million of admitted disallowed IMR in capital and surplus in the general account.

Effective January 1, 2021, the Company adopted revisions to SSAP No. 32R, Preferred Stock (“SSAP No. 32R”). The adopted revisions updated the definition for redeemable and perpetual preferred stock and furthermore, updated the valuation classification for perpetual preferred stock to fair value. Previously, perpetual preferred stock could have been valued at amortized cost or fair value based on the rating of the security. Per SSAP No. 32R, any valuation classification changes from amortized cost to fair value are to be recognized in statutory surplus. Going forward, changes to fair value will be recognized as a change in net unrealized capital gains and losses in statutory surplus. As a result of this change, the Company recorded an increase to statutory capital and surplus of $9 million as of January 1, 2021.

Subsequent Events

The Company evaluated subsequent events through March 20, 2024, the date the statutory financial statements were issued.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(3)	Analysis of Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

The following table summarizes the analysis of individual annuities actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account[1]	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
December 31, 2023
Subject to discretionary withdrawal:
With market value adjustment	$4,389	$64	$-	$4,453	6%
At book value less current surrender charge of 5% or more	2,210	-	-	2,210	3%
At fair value	10	-	61,993	62,003	83%
Total with market value adjustment or at fair value	$6,609	$64	$61,993	$68,666	92%
At book value without adjustment (minimal or no charge or adjustment)	3,532	-	6	3,538	5%
Not subject to discretionary withdrawal	2,342	-	62	2,404	3%
Total, gross	$12,483	$64	$62,061	$74,608	100%
Less: Reinsurance ceded	(98)	-	-	(98)
Total, net	$12,385	$64	$62,061	$74,510
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$78	$-	$-	$78

December 31, 2022
Subject to discretionary withdrawal:
With market value adjustment	$2,279	$90	$-	$2,369	4%
At book value less current surrender charge of 5% or more	675	-	-	675	1%
At fair value	11	-	57,823	57,834	87%
Total with market value adjustment or at fair value	$2,965	$90	$57,823	$60,878	92%
At book value without adjustment (minimal or no charge or adjustment)	3,365	-	6	3,371	5%
Not subject to discretionary withdrawal	2,009	-	56	2,065	3%
Total, gross	$8,339	$90	$57,885	$66,314	100%
Less: Reinsurance ceded	(110)	-	-	(110)
Total, net	$8,229	$90	$57,885	$66,204
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$65	$-	$-	$65
[1]	Includes reserves applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the analysis of group annuities actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account[1]	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
December 31, 2023
Subject to discretionary withdrawal:
With market value adjustment	$17,300	$1,857	$-	$19,157	45%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	17,922	17,922	43%
Total with market value adjustment or at fair value	$17,302	$1,857	$17,922	$37,081	88%
At book value without adjustment (minimal or no charge or adjustment)	3,867	-	-	3,867	9%
Not subject to discretionary withdrawal	1,237	102	-	1,339	3%
Total, gross	$22,406	$1,959	$17,922	$42,287	100%
Less: Reinsurance ceded	(29)	-	-	(29)
Total, net	$22,377	$1,959	$17,922	$42,258
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$2	$-	$-	$2

December 31, 2022
Subject to discretionary withdrawal:
With market value adjustment	$18,397	$2,069	$-	$20,466	49%
At book value less current surrender charge of 5% or more	6	-	-	6	0%
At fair value	-	-	15,701	15,701	38%
Total with market value adjustment or at fair value	$18,403	$2,069	$15,701	$36,173	87%
At book value without adjustment (minimal or no charge or adjustment)	4,211	-	-	4,211	10%
Not subject to discretionary withdrawal	1,051	103	-	1,154	3%
Total, gross	$23,665	$2,172	$15,701	$41,538	100%
Less: Reinsurance ceded	(53)	-	-	(53)
Total, net	$23,612	$2,172	$15,701	$41,485
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$6	$-	$-	$6
[1]	Includes reserves applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the analysis of deposit-type contracts and other liabilities without life or disability contingencies by withdrawal characteristics, as of the dates indicated:

(in millions)	General account	Separate account non- guaranteed	Total	% of Total
December 31, 2023
Subject to discretionary withdrawal:
With market value adjustment	$1	$-	$1	0%
Total with market value adjustment or at fair value	$1	$-	$1	0%
At book value without adjustment (minimal or no charge or adjustment)	781	2	783	17%
Not subject to discretionary withdrawal	3,677	17	3,694	83%
Total, gross	$4,459	$19	$4,478	100%
Less: Reinsurance ceded	-	-	-
Total, net	$4,459	$19	$4,478

December 31, 2022
Subject to discretionary withdrawal:
With market value adjustment	$1	$-	$1	0%
Total with market value adjustment or at fair value	$1	$-	$1	0%
At book value without adjustment (minimal or no charge or adjustment)	666	2	668	16%
Not subject to discretionary withdrawal	3,522	14	3,536	84%
Total, gross	$4,189	$16	$4,205	100%
Less: Reinsurance ceded	-	-	-
Total, net	$4,189	$16	$4,205

The following table is a reconciliation of total annuity actuarial reserves and deposit fund liabilities, as of the dates indicated:

	December 31,
(in millions)	2023	2022
Life, accident and health annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$34,748	$31,827
Supplemental contracts with life contingencies, net	14	14
Deposit-type contracts	4,459	4,189
Subtotal	$39,221	$36,030
Separate accounts annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$82,006	$75,848
Other contract deposit funds	19	16
Subtotal	$82,025	$75,864
Total annuity actuarial reserves and deposit fund liabilities, net	$121,246	$111,894

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics, as of the dates indicated:

	General account			Separate account - nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
December 31, 2023
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$-	$10	$10	$-	$-	$-
Universal life	2,616	2,629	2,790	-	-	-
Universal life with secondary guarantees	453	390	1,032	-	-	-
Indexed universal life with secondary guarantees	341	265	367	-	-	-
Other permanent cash value life insurance	-	1,919	2,398	-	-	-
Variable life	3,435	3,483	3,603	29,611	29,607	29,607
Subtotal	$6,845	$8,696	$10,200	$29,611	$29,607	$29,607
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	181	-	-	-
Accidental death benefits	-	-	1	-	-	-
Disability - active lives	-	-	17	-	-	-
Disability - disabled lives	-	-	59	-	-	-
Miscellaneous reserves	-	-	32	-	-	-
Total, gross	$6,845	$8,696	$10,490	$29,611	$29,607	$29,607
Less: reinsurance ceded	(8)	(8)	(151)	-	-	-
Total, net	$6,837	$8,688	$10,339	$29,611	$29,607	$29,607

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

	General account			Separate account - nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
December 31, 2022
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$-	$11	$11	$-	$-	$-
Universal life	2,626	1,982	2,802	-	-	-
Universal life with secondary guarantees	426	353	929	-	-	-
Indexed universal life with secondary guarantees	283	210	304	-	-	-
Other permanent cash value life insurance	-	1,979	2,473	-	-	-
Variable life	2,850	2,898	3,010	25,626	25,621	25,260
Subtotal	$6,185	$7,433	$9,529	$25,626	$25,621	$25,260
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	206	-	-	-
Accidental death benefits	-	-	1	-	-	-
Disability - active lives	-	-	15	-	-	-
Disability - disabled lives	-	-	59	-	-	-
Miscellaneous reserves	-	-	31	-	-	-
Total, gross	$6,185	$7,433	$9,841	$25,626	$25,621	$25,260
Less: reinsurance ceded	(9)	(9)	(178)	-	-	-
Total, net	$6,176	$7,424	$9,663	$25,626	$25,621	$25,260

The following table is a reconciliation of life actuarial reserves, as of the dates indicated:

	December 31,
(in millions)	2023	2022
Life, accident and health annual statement:
Life Insurance, net	$10,241	$9,569
Accidental death benefits, net	1	1
Disability - active lives, net	17	14
Disability - disabled lives, net	53	52
Miscellaneous reserves, net	27	27
Subtotal	$10,339	$9,663
Separate accounts annual statement:
Life insurance[1]	$29,909	$25,570
Subtotal	$29,909	$25,570
Total life actuarial reserves, net	$40,248	$35,233
1	Life insurance account value, cash value and reserve include separate accounts with guarantees of $302 million and $310 million for universal life as of December 31, 2023 and 2022, respectively.

The total direct premium written by managing general agents and third-party administrators was $451 million, $415 million and $444 million as of December 31, 2023, 2022 and 2021, respectively.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(4)	Separate Accounts

The Company’s separate account statement includes assets legally insulated from the general account as of the dates indicated, attributed to the following product lines:

	December 31, 2023		December 31, 2022
(in millions)	Separate account assets legally insulated	Separate account assets (not legally insulated)	Separate account assets legally insulated	Separate account assets (not legally insulated)
Product / Transaction:
Individual annuities	$67,634	$-	$63,282	$-
Group annuities	15,453	-	13,743	-
Life insurance	30,082	-	25,688	-
Pension risk transfer group annuities	101	-	95	-
Total	$113,270	$-	$102,808	$-

The following table summarizes amounts paid towards separate account guarantees by the general account and related risk charges paid by the separate account for the years ended:

(in millions)	Total paid toward separate account guarantees	Risk charges paid to general account
2023	$78	$780
2022	$79	$722
2021	$12	$674
2020	$26	$631
2019	$58	$612

The Company does not engage in securities lending transactions within its separate accounts.

Most separate accounts held by the Company relate to individual and group variable annuity and variable universal life insurance contracts of a non-guaranteed return nature. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative. The individual variable annuity contracts generally provide an incidental death benefit of the greater of account value or premium paid (net of prior withdrawals). However, many individual variable annuity contracts also provide death benefits equal to (i) the most recent fifth-year anniversary account value, (ii) the highest account value on any previous anniversary, (iii) premiums paid increased 5% or certain combinations of these, all adjusted for prior withdrawals. The death benefit and cash value under the variable universal life policies may vary with the investment performance of the underlying investments in the separate accounts. The assets and liabilities of these separate accounts are carried at fair value and are non-guaranteed.

Certain other separate accounts offered by the Company contain groups of variable universal life policies wherein the assets supporting account values on the underlying policies reside in Private Placement Separate Accounts. They provide a quarterly interest rate based on a crediting formula that reflects the market value to book value ratio of the investments, investment portfolio yield and a specified duration.

Certain other separate accounts relate to a guaranteed term option, which provides a guaranteed interest rate that is paid over certain maturity durations ranging from three to ten years, so long as certain conditions are met. If amounts allocated to the guaranteed term option are distributed prior to the maturity period, a market value adjustment can be assessed. The assets and liabilities of these separate accounts are carried at fair value.

The Company has a separate account that holds group annuity contracts offered through the Company’s PRT business, wherein the Company provides guaranteed benefit payments to annuitants. The Company issues PRT business out of both the general and separate accounts, and within both, the assets and liabilities of this business are carried at amortized cost. The PRT separate account business has been included as a nonindexed guarantee less than or equal to 4%.

Another separate account offered by the Company contains a group of universal life policies wherein the assets supporting the account values on the underlying policies reside in a Private Placement Separate Account. It provides an annual interest rate guarantee, subject to a minimum guarantee of 3%. The interest rate declared each year reflects the anticipated investment experience of the account. The business has been included as a nonindexed guarantee less than or equal to 4%.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following tables summarize the separate account reserves of the Company, as of the dates indicated:

(in millions)	Nonindexed guarantee less than or equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed separate accounts	Total
December 31, 2023
Premiums, considerations or deposits	$88	$-	$6,181	$6,269
Reserves
For accounts with assets at:
Fair value	$1,781	$143	$109,609	$111,533
Amortized cost	401	-	-	401
Total reserves[1]	$2,182	$143	$109,609	$111,934
By withdrawal characteristics:
With market value adjustment	$1,779	$143	$-	$1,922
At fair value	-	-	109,522	109,522
At book value without market value adjustment and with current surrender charge less than 5%	304	-	6	310
Subtotal	$2,083	$143	$109,528	$111,754
Not subject to discretionary withdrawal	99	-	81	180
Total reserves[1]	$2,182	$143	$109,609	$111,934
1

The total reserves balance does not equal the liabilities related to separate accounts of $113.3 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $1.3 billion, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

(in millions)	Nonindexed guarantee less than or equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed separate accounts	Total
December 31, 2022
Premiums, considerations or deposits	$174	$-	$7,583	$7,757
Reserves
For accounts with assets at:
Fair value	$2,016	$145	$98,862	$101,023
Amortized cost	411	-	-	411
Total reserves[1]	$2,427	$145	$98,862	$101,434
By withdrawal characteristics:
With market value adjustment	$2,117	$145	$-	$2,262
At fair value	-	-	98,784	98,784
At book value without market value adjustment and with current surrender charge less than 5%	310	-	8	318
Subtotal	$2,427	$145	$98,792	$101,364
Not subject to discretionary withdrawal	-	-	70	70
Total reserves[1]	$2,427	$145	$98,862	$101,434
1

The total reserves balance does not equal the liabilities related to separate accounts of $102.8 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $1.4 billion, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table is a reconciliation of net transfers from separate accounts, as of the dates indicated:

		December 31,
(in millions)	2023	2022	2021
Net transfers as reported in the statutory statements of operations of the separate accounts:
Transfers to separate accounts	$6,268	$7,757	$8,309
Transfers from separate accounts	(9,446)	(8,860)	(10,860)
Net transfers from separate accounts	$(3,178)	$(1,103)	$(2,551)
Reconciling adjustments:
Exchange accounts offsetting in the general account	(889)	(606)	(552)
Fees not included in general account transfers	41	47	68
Other miscellaneous adjustments not included in the general account balance	284	27	33
Net transfers as reported in the statutory statements of operations	$(3,742)	$(1,635)	$(3,002)

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(5)	Investments

Bonds and Stocks

The following table summarizes the carrying value, the excess of fair value over carrying value, the excess of carrying value over fair value and the fair value of bonds and stocks, as of the dates indicated:

(in millions)	Carrying value	Fair value in excess of carrying value	Carrying value in excess of fair value	Fair value
December 31, 2023
Bonds:
U.S. Government	$173	$3	$-	$176
States, territories and possessions	609	10	44	575
Political subdivisions	371	11	21	361
Special revenues	2,994	57	248	2,803
Industrial and miscellaneous	31,796	311	2,206	29,901
Loan-backed and structured securities	7,924	38	304	7,658
Total bonds	$43,867	$430	$2,823	$41,474
Common stocks unaffiliated	$231	$-	$-	$231
Preferred stocks unaffiliated	47	-	1	46
Total unaffiliated stocks[1]	$278	$-	$1	$277
Total bonds and unaffiliated stocks[1]	$44,145	$430	$2,824	$41,751

December 31, 2022
Bonds:
U.S. Government	$1	$-	$-	$1
States, territories and possessions	561	7	55	513
Political subdivisions	380	9	28	361
Special revenues	3,035	36	362	2,709
Industrial and miscellaneous	29,529	118	3,115	26,532
Loan-backed and structured securities	6,702	30	438	6,294
Total bonds	$40,208	$200	$3,998	$36,410
Common stocks unaffiliated	$239	$-	$-	$239
Preferred stocks unaffiliated	30	1	-	31
Total unaffiliated stocks[1]	$269	$1	$-	$270
Total bonds and unaffiliated stocks[1]	$40,477	$201	$3,998	$36,680
1

Excludes affiliated common stocks with a carrying value of $3.4 billion as of December 31, 2023 and 2022, respectively. Affiliated common stocks include investment in NLAIC and JNL of $3.2 billion and $203 million as of December 31, 2023, respectively. Affiliated common stocks include investment in NLAIC and JNFC of $3.2 billion and $186 million as of December 31, 2022, respectively.

The carrying value of bonds on deposit with various states as required by law or special escrow agreement was immaterial as of December 31, 2023 and 2022.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the carrying value and fair value of bonds, by contractual maturity, as of December 31, 2023. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties:

(in millions)	Carrying value	Fair value
Bonds:
Due in one year or less	$1,325	$1,312
Due after one year through five years	10,189	9,936
Due after five years through ten years	10,242	9,646
Due after ten years	14,187	12,922
Total bonds excluding loan-backed and structured securities	$35,943	$33,816
Loan-backed and structured securities	7,924	7,658
Total bonds	$43,867	$41,474

The following table summarizes the fair value and unrealized losses on bonds and stocks (amount by which cost or amortized cost exceeds fair value), for which other-than-temporary declines in value have not been recognized, based on the amount of time each type of bond or stock has been in an unrealized loss position, as of the dates indicated:

	Less than or equal to one year		More than one year		Total
(in millions)	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
December 31, 2023
Bonds:
U.S. Government	$79	$-	$1	$-	$80	$-
States, territories and possessions	30	-	373	44	403	44
Political subdivisions	51	-	148	21	199	21
Special revenues	45	1	1,934	247	1,979	248
Industrial and miscellaneous	1,093	43	21,615	2,266	22,708	2,309
Loan-backed and structured securities	485	2	4,671	303	5,156	305
Total bonds	$1,783	$46	$28,742	$2,881	$30,525	$2,927
Common stocks unaffiliated	$-	$-	$37	$5	$37	$5
Preferred stocks unaffiliated	3	-	6	-	9	-
Total unaffiliated stocks	$3	$-	$43	$5	$46	$5
Total bonds and unaffiliated stocks	$1,786	$46	$28,785	$2,886	$30,571	$2,932

December 31, 2022
Bonds:
U.S. Government	$1	$-	$-	$-	$1	$-
States, territories and possessions	352	49	23	6	375	55
Political subdivisions	157	27	-	-	157	27
Special revenues	1,935	332	55	22	1,990	354
Industrial and miscellaneous	21,261	2,526	2,604	739	23,865	3,265
Loan-backed and structured securities	3,800	263	2,079	177	5,879	440
Total bonds	$27,506	$3,197	$4,761	$944	$32,267	$4,141
Common stocks unaffiliated	$45	$11	$19	$6	$64	$17
Preferred stocks unaffiliated	20	2	3	1	23	3
Total unaffiliated stocks	$65	$13	$22	$7	$87	$20
Total bonds and unaffiliated stocks	$27,571	$3,210	$4,783	$951	$32,354	$4,161

As of December 31, 2023, management evaluated securities in an unrealized loss position for impairment. As of the reporting date, the Company has the intent and ability to hold these securities until the fair value recovers, which may be at maturity, and therefore, does not consider the securities to be other-than-temporarily impaired.

There was no intent to sell loan-backed and structured securities that have been identified as having other-than-temporary impairments for the years ended December 31, 2023 and 2022.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Mortgage Loans, Net of Allowance

The following table summarizes the amortized cost of mortgage loans and the related valuation allowances by type of credit loss, as of the dates indicated:

	December 31,
(in millions)	2023	2022
Total amortized cost	$9,146	$8,401
Valuation allowance:
Non-specific reserves[2]	$-	$37
Specific reserves	2	1
Total valuation allowance[1]	$2	$38
Mortgage loans, net of allowance	$9,144	$8,363

1	For the years ended December 31, 2023, 2022 and 2021, changes in the valuation allowance were immaterial and due to current period provisions.
2

Effective January 1, 2023, the Company changed its method for reserving for mortgage loans by removing the need for a non-specific reserve. In the Company’s judgment, the change in reserving approach appropriately reflects the credit risk inherent for mortgage loans held. The impact of the change was recorded as a reversal of the non-specific reserves, resulting in an increase to unassigned surplus of $4 million and recorded through ‘Other, net’ activity within the statutory statements of changes in capital and surplus. There was no impact on net income.

As of December 31, 2023 and 2022, the Company’s mortgage loans classified as delinquent and/or in non-accrual status were immaterial in relation to the total mortgage loan portfolio.

The following table summarizes the LTV ratio and DSC ratio of the mortgage loan portfolio as of the dates indicated:

	LTV ratio			DSC ratio
(in millions)	Less than 90%	90% or greater	Total	Greater than 1.00	Less than or equal to 1.00	Total
December 31, 2023
Apartment	$3,831	$22	$3,853	$3,823	$29	$3,852
Industrial	1,842	-	1,842	1,842	-	1,842
Office	1,057	71	1,128	1,126	3	1,129
Retail	1,888	8	1,896	1,887	9	1,896
Other	256	-	256	216	40	256
Total[1]	$8,874	$101	$8,975	$8,894	$81	$8,975
Weighted average DSC ratio	2.20	1.33	2.19	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	56%	71%	57%

December 31, 2022
Apartment	$3,651	$22	$3,673	$3,632	$41	$3,673
Industrial	1,437	-	1,437	1,437	-	1,437
Office	1,223	3	1,226	1,214	12	1,226
Retail	1,815	8	1,823	1,794	29	1,823
Other	225	-	225	217	8	225
Total[1]	$8,351	$33	$8,384	$8,294	$90	$8,384
Weighted average DSC ratio	2.20	0.82	2.19	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	57%	81%	57%

1	Excludes $171 million and $17 million of commercial mortgage loans that were under development as of December 31, 2023 and 2022, respectively.

As of December 31, 2023 and 2022, the Company has a diversified mortgage loan portfolio with no more than 23% in a geographic region in the U.S. and no more than 1% with any one borrower. The maximum and minimum lending rates for mortgage loans originated or acquired during 2023 were 9.2% and 4.8%, respectively, and for those originated or acquired during 2022 were 11.0% and 2.9%, respectively. As of December 31, 2023 and 2022, the maximum LTV ratio of any one loan at the time of loan origination was 78% and 80%, respectively. As of December 31, 2023 and 2022, the Company did not hold mortgage loans with interest 90 days or more past due. Additionally, there were no taxes, assessments or any amounts advanced and not included in the mortgage loan portfolio.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Securities Lending

The fair value of loaned securities was $922 million and $611 million as of December 31, 2023 and 2022, respectively. The Company held $359 million and $232 million of cash collateral on securities lending as of December 31, 2023 and 2022, respectively. The carrying value and fair value of reinvested collateral assets were $359 million and $232 million and had a contractual maturity of under 30 days as of December 31, 2023 and 2022, respectively. The fair value of bonds acquired with reinvested collateral assets was $366 million and $236 million as of December 31, 2023 and 2022, respectively. There are no securities lending transactions that extend beyond one year as of the reporting date. The Company received $584 million and $394 million of non-cash collateral on securities lending as of December 31, 2023 and 2022, respectively.

Net Investment Income

The following table summarizes net investment income by investment type, for the years ended:

	December 31,
(in millions)	2023	2022	2021
Bonds	$1,917	$1,511	$1,417
Mortgage loans	357	334	358
Other invested assets	868	196	499
Policy loans	43	42	43
Derivative instruments[1]	24	19	31
Other	62	44	12
Gross investment income	$3,271	$2,146	$2,360
Investment expenses	(135)	(127)	(129)
Net investment income	$3,136	$2,019	$2,231

1	Includes net investment income applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

The amount of investment income due and accrued that was nonadmitted as of December 31, 2023 and 2022 was immaterial. Investment income due and accrued as of December 31, 2023 and 2022 that was admitted was $965 million and $585 million, respectively.

Net Realized Capital Gains and Losses

The following table summarizes net realized capital gains and losses for the years ended:

	December 31,
(in millions)	2023	2022	2021
Gross gains on sales	$31	$31	$106
Gross losses on sales	(68)	(149)	(32)
Net realized (losses) gains on sales	$(37)	$(118)	$74
Net realized derivative (losses) gains	(378)	284	(679)
Other-than-temporary impairments	(21)	(26)	(4)
Total net realized (losses) gains	$(436)	$140	$(609)
Tax (benefit) expense on net (losses) gains	(4)	3	59
Net realized capital (losses) gains, net of tax	$(432)	$137	$(668)
Less: Realized (losses) gains transferred to the IMR	(30)	(103)	15
Net realized capital (losses) gains, net of tax and transfers to the IMR	$(402)	$240	$(683)

For the year ended December 31, 2023, gross realized gains and gross realized losses on sales of bonds were $25 million and $64 million, respectively. For the year ended December 31, 2022, gross realized gains and gross realized losses on sales of bonds were $7 million and $145 million, respectively. For the year ended December 31, 2021, gross realized gains and gross realized losses on sales of bonds were $80 million and $31 million, respectively.

The Company did not enter into any material repurchase transactions that would be considered wash sales during the years ended December 31, 2023, 2022 and 2021.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Investment Commitments

The Company had unfunded commitments related to its investment in limited partnerships and limited liability companies totaling $1.0 billion and $894 million as of December 31, 2023 and 2022, respectively. As of December 31, 2023 and 2022, there were $99 million and $207 million of commitments to purchase private placement bonds, respectively. There were $490 million and $291 million of outstanding commitments to fund mortgage loans as of December 31, 2023 and 2022, respectively.

(6)	Derivative Instruments

The Company is exposed to certain risks related to its ongoing business operations which are managed using derivative instruments.

Interest rate risk management. In the normal course of business, the Company enters into transactions that expose it to interest rate risk arising from mismatches between assets and liabilities. The Company may use interest rate swaps and futures to reduce or alter interest rate exposure.

Interest rate contracts are used by the Company in association with fixed and variable rate investments to achieve cash flow streams that support certain financial obligations of the Company and to produce desired investment returns. As such, interest rate contracts are generally used to convert fixed rate cash flow streams to variable rate cash flow streams or vice versa.

Equity market risk management. The Company issues a variety of insurance products that expose it to equity risks. To mitigate these risks, the Company enters into a variety of derivatives including futures and options.

Indexed crediting risk management. The Company issues a variety of insurance and annuity products with indexed crediting features that expose the Company to risks related to the performance of an underlying index. To mitigate these risks, the Company enters into a variety of derivatives including index options, total return swaps and futures. The underlying indices can have exposure to equites, commodities and fixed income securities.

Other risk management. As part of its regular investing activities, the Company may purchase foreign currency denominated investments. These investments and the associated income expose the Company to volatility associated with movements in foreign exchange rates. As foreign exchange rates change, the increase or decrease in the cash flows of the derivative instrument are intended to mitigate the changes in the functional-currency equivalent cash flows of the hedged item. To mitigate this risk, the Company uses cross-currency swaps.

Credit risk associated with derivatives transactions. The Company periodically evaluates the risks within the derivative portfolios due to credit exposure. When evaluating this risk, the Company considers several factors which include, but are not limited to, the counterparty credit risk associated with derivative receivables, the Company’s own credit as it relates to derivative payables, the collateral thresholds associated with each counterparty and changes in relevant market data in order to gain insight into the probability of default by the counterparty. The Company also considers the impact credit exposure could have on the effectiveness of the Company’s hedging relationships. As of December 31, 2023 and 2022, the impact of the exposure to credit risk on the fair value measurement of derivatives and the effectiveness of the Company’s hedging relationships was immaterial.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the fair value, carrying value and related notional amounts of derivative instruments, as of the dates indicated:

(in millions)	Notional amount	Net Carrying Value	Fair value asset	Fair value liability	Average fair value
December 31, 2023
Interest rate swaps	$2,410	$-	$-	$-	$-
Options	137	1	7	-	-
Cross currency swaps	1,621	94	120	(22)	1
Futures	2,925	-	-	-	-
Total derivatives¹	$7,093	$95	$127	$(22)	$1

December 31, 2022
Interest rate swaps	$-	$-	$-	$-	$-
Options	96	1	2	-	-
Cross currency swaps	1,498	135	174	(9)	2
Futures	3,316	-	-	-	-
Total derivatives¹	$4,910	$136	$176	$(9)	$2
1	Fair value balance excludes immaterial accrued interest on derivative assets for December 31, 2023 and 2022.

The Company received $253 million and $178 million of cash collateral and held $49 million and $20 million of securities off-balance sheet as collateral for derivative assets as of December 31, 2023 and 2022, respectively. Cash and securities pledged for derivative liabilities were immaterial as of December 31, 2023 and 2022. The impact of netting as a result of master netting agreements reduced the fair value of derivative assets and liabilities by $20 million and $8 million as of December 31, 2023 and 2022, respectively. As a result, the Company’s uncollateralized position for derivatives instruments was immaterial in each respective period. In addition, the Company posted initial margin on derivative instruments of $256 million and $236 million as of December 31, 2023 and 2022, respectively.

The following table summarizes net gains and losses on derivatives programs by type of derivative instrument, as of the dates indicated:

	Net realized (losses) gains recorded in operations			Unrealized (losses) gains recorded in capital and surplus
	December 31,			December 31,
(in millions)	2023	2022	2021	2023	2022	2021
Cross currency swaps	$-	$1	$1	$(43)	$103	$69
Futures	(378)	283	(680)	(173)	124	27
Total	$(378)	$284	$(679)	$(216)	$227	$96

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(7)	Fair Value Measurements

The following table summarizes assets and liabilities held at fair value as of December 31, 2023:

(in millions)	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets
Bonds	$-	$7	$-	$-	$7
Common stocks unaffiliated	67	164	-	-	231
Preferred stocks unaffiliated	-	39	7	-	46
Separate account assets	104,555	1,637	51	6,430	112,673
Assets at fair value	$104,622	$1,847	$58	$6,430	$112,957

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2023:

(in millions)	Preferred stocks unaffiliated	Separate account assets	Assets at fair value
Balance as of December 31, 2022	$6	$55	$61
Net gains (losses):
In surplus	1	(1)	-
Purchases	3	-	3
Sales	(3)	(3)	(6)
Balance as of December 31, 2023	$7	$51	$58

The following table summarizes assets and liabilities held at fair value as of December 31, 2022:

(in millions)	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets
Bonds	$-	$11	$-	$-	$11
Common stocks unaffiliated	77	162	-	-	239
Preferred stocks unaffiliated	-	25	6	-	31
Separate account assets	97,015	1,795	55	3,552	102,417
Assets at fair value	$97,092	$1,993	$61	$3,552	$102,698

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2022:

(in millions)	Bonds[1]	Preferred stocks unaffiliated	Separate account assets	Assets at fair value
Balance as of December 31, 2021	$1	$6	$49	$56
Net gains (losses):
In surplus	-	-	24	24
Purchases	-	2	-	2
Sales	-	(2)	(18)	(20)
Transfers out of Level 3	(1)	-	-	(1)
Balance as of December 31, 2022	$-	$6	$55	61
1	Bonds transfer out of Level 3 during the year ended December 31, 2022, result from the application of the lower of amortized cost or fair value rules based on NAIC rating.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the carrying value and fair value of the Company’s assets and liabilities not held at fair value as of the dates indicated. The valuation techniques used to estimate these fair values are described below or in Note 2.

	Fair Value
(in millions)	Level 1	Level 2	Level 3	Total fair value	Carrying value
December 31, 2023
Assets:
Bonds	$175	$35,293	$5,999	$41,467	$43,860
Mortgage loans, net of allowance	-	-	8,047	8,047	9,144
Policy loans	-	-	969	969	969
Derivative assets	-	120	7	127	113
Cash, cash equivalents and short-term investments	(52)	1,607	-	1,555	1,555
Securities lending collateral assets	359	-	-	359	359
Separate account assets	5	411	157	573	597
Total assets	$487	$37,431	$15,179	$53,097	$56,597
Liabilities:
Investment contracts	$-	$-	$3,265	$3,265	$3,242
Derivative liabilities	-	22	-	22	17
Total liabilities	$-	$22	$3,265	$3,287	$3,259

December 31, 2022
Assets:
Bonds	$1	$32,048	$4,350	$36,399	$40,197
Mortgage loans, net of allowance	-	-	7,351	7,351	8,363
Policy loans	-	-	933	933	933
Derivative assets	-	174	2	176	143
Cash, cash equivalents and short-term investments	613	1,008	-	1,621	1,621
Securities lending collateral assets	232	-	-	232	232
Separate account assets	4	311	41	356	391
Total assets	$850	$33,541	$12,677	$47,068	$51,880
Liabilities:
Investment contracts	$-	$-	$3,158	$3,158	$3,148
Derivative liabilities	-	9	-	9	7
Total liabilities	$-	$9	$3,158	$3,167	$3,155

Mortgage loans, net of allowance. The fair values of mortgage loans are primarily estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.

Policy loans. The carrying amount reported in the statutory statements of admitted assets, liabilities, capital and surplus approximates fair value as policy loans are fully collateralized by the cash surrender value of underlying insurance policies.

Securities lending collateral assets. These assets are comprised of bonds and short-term investments and the respective fair values are estimated based on the fair value methods described in Note 2.

Investment contracts. For investment contracts without defined maturities, fair value is the amount payable on demand, net of surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The fair value of adjustable-rate contracts approximates their carrying value.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(8)	Federal Income Taxes

The following tables summarize the net admitted deferred tax assets, as of the dates indicated:

	December 31, 2023
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$953	$21	$974
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	$953	$21	$974
Less: Deferred tax assets nonadmitted	(222)	-	(222)
Net admitted deferred tax assets	$731	$21	$752
Less: Deferred tax liabilities	(105)	(15)	(120)
Net admitted deferred tax assets	$626	$6	$632

	December 31, 2022
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$820	$32	$852
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	$820	$32	$852
Less: Deferred tax assets nonadmitted	(96)	(7)	(103)
Net admitted deferred tax assets	$724	$25	$749
Less: Deferred tax liabilities	(147)	(13)	(160)
Net admitted deferred tax assets	$577	$12	$589

The following table summarizes components of the change in deferred income taxes reported in capital and surplus before consideration of nonadmitted assets and changes from the prior year, as of the dates indicated:

	December 31,
(in millions)	2023	2022	Change
Adjusted gross deferred tax assets	$974	$852	$122
Total deferred tax liabilities	(120)	(160)	40
Net deferred tax assets	$854	$692	$162
Less: Tax effect of unrealized gains and losses			37
Less: Tax effect of change in accounting principle			(8)
Less: Merger adjustment			1
Change in deferred income tax			$132

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following tables summarize components of the admitted deferred tax assets calculation, as of the dates indicated:

	December 31, 2023
(in millions)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$-	$3	$3
Adjusted gross deferred tax assets expected to be realized[1]	623	6	629
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	108	12	120
Admitted deferred tax assets	$731	$21	$752

	December 31, 2022
(in millions)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$-	$8	$8
Adjusted gross deferred tax assets expected to be realized[1]	577	4	581
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	147	13	160
Admitted deferred tax assets	$724	$25	$749
1

Note that this amount is calculated as the lesser of the adjusted gross deferred tax assets expected to be realized following the balance sheet date or the adjusted gross deferred tax assets allowed per the limitation threshold. For the years ended December 31, 2023 and 2022, the threshold limitation for adjusted capital and surplus was $1.6 billion and $1.4 billion, respectively.

The adjusted capital and surplus used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was $10.5 billion and $9.5 billion as of December 31, 2023 and 2022, respectively. The ratio percentage used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was 1,062% and 1,071% as of December 31, 2023 and 2022, respectively.

The following tables summarize the impact of tax planning strategies, as of the dates indicated:

	December 31, 2023
	Ordinary	Capital	Total
Adjusted gross deferred tax assets	0.00%	0.00%	0.00%
Net admitted adjusted gross deferred tax assets	7.19%	0.00%	7.19%

	December 31, 2022
	Ordinary	Capital	Total
Adjusted gross deferred tax assets	0.00%	0.00%	0.00%
Net admitted adjusted gross deferred tax assets	25.51%	0.00%	25.51%

The Company’s tax planning strategies included the use of affiliated reinsurance for the years ended December 31, 2023 and 2022.

There are no temporary differences for which deferred tax liabilities are not recognized for the years ended December 31, 2023 and 2022.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the tax effects of temporary differences and the change from the prior year, for the years ended:

	December 31,
(in millions)	2023	2022	Change
Deferred tax assets
Ordinary:
Future policy benefits and claims	$231	$132	$99
Investments	110	89	21
Deferred acquisition costs	297	260	37
Tax credit carry-forward	259	294	(35)
Other	56	45	11
Subtotal	$953	$820	$133
Nonadmitted	(222)	(96)	(126)
Admitted ordinary deferred tax assets	$731	$724	$7
Capital:
Investments	21	32	(11)
Subtotal	$21	$32	$(11)
Nonadmitted	-	(7)	7
Admitted capital deferred tax assets	$21	$25	$(4)
Admitted deferred tax assets	$752	$749	$3
Deferred tax liabilities
Ordinary:
Investments	$(68)	$(100)	$32
Future policy benefits and claims	(22)	(32)	10
Other	(15)	(15)	-
Subtotal	$(105)	$(147)	$42
Capital:
Investments	(15)	(13)	(2)
Subtotal	$(15)	$(13)	$(2)
Deferred tax liabilities	$(120)	$(160)	$40
Net deferred tax assets	$632	$589	$43

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion of the total deferred tax assets will not be realized. Valuation allowances are established when necessary to reduce the deferred tax assets to amounts expected to be realized. Based on the Company’s analysis, it is more likely than not that the results of future operations and the implementation of tax planning strategies will generate sufficient taxable income to enable the Company to realize all deferred tax assets. Therefore, no valuation allowances have been established as of December 31, 2023 and 2022.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the Company’s income tax incurred and change in deferred income tax. The total income tax and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income (loss) before tax as follows, for the years ended:

	December 31,
(in millions)	2023	2022	2021
Current income tax expense	$104	$103	$50
Change in deferred income tax (without tax on unrealized gains and losses)	(132)	(28)	(50)
Total income tax (benefit) expense reported	$(28)	$75	$-
Income before income and capital gains taxes	$1,053	$1,077	$861
Federal statutory tax rate	21%	21%	21%
Expected income tax expense at statutory tax rate	$221	$226	$181
(Decrease) increase in actual tax reported resulting from:
Dividends received deduction	(211)	(80)	(137)
Tax credits	(45)	(58)	(47)
Other	7	(13)	3
Total income tax (benefit) expense reported	$(28)	$75	$-

The Company incurred $11 million in federal income tax expense in 2021, which is available for recoupment in the event of future net losses.

The following table summarizes operating loss or tax credit carry-forwards available as of December 31, 2023:

(in millions)	Amount	Origination	Expiration
Operating loss carryforwards	$2	2017	2032
Business credits	$32	2016	2036
Business credits	$62	2017	2037
Business credits	$30	2018	2038
Business credits	$27	2019	2039
Business credits	$29	2020	2040
Business credits	$28	2021	2041
Business credits	$27	2022	2042
Business credits	$24	2023	2043

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The Company is included in the NMIC consolidated federal income tax return which includes the following entities:

Nationwide Mutual Insurance Company

AGMC Reinsurance, Ltd

Allied Insurance Company of America

Allied Property & Casualty Insurance Company

Allied Texas Agency, Inc.

AMCO Insurance Company

American Marine Underwriters

Crestbrook Insurance Company

Depositors Insurance Company

DVM Insurance Agency, Inc.

Eagle Captive Reinsurance, LLC

Freedom Specialty Insurance Company

Harleysville Insurance Company of New York

Harleysville Insurance Company

Harleysville Insurance Company of New Jersey

Harleysville Lake States Insurance Company

Harleysville Preferred Insurance Company

Harleysville Worcester Insurance Company

Jefferson National Financial Corporation

Jefferson National Life Insurance Company

Jefferson National Life Insurance Company of New York

Lone Star General Agency, Inc.

National Casualty Company

Nationwide Advantage Mortgage Company

Nationwide Affinity Insurance Company of America

Nationwide Agent Risk Purchasing Group. Inc.

Nationwide Agribusiness Insurance Company

Nationwide Assurance Company

Nationwide Cash Management Company

Nationwide Corporation

Nationwide Financial Assignment Company

Nationwide Financial General Agency, Inc.

Nationwide Financial Services, Inc.

Nationwide General Insurance Company

Nationwide Indemnity Company

Nationwide Insurance Company of America

Nationwide Insurance Company of Florida

Nationwide Investment Services Corporation

Nationwide Life and Annuity Insurance Company

Nationwide Life Insurance Company

Nationwide Lloyds

Nationwide Property & Casualty Ins. Company

Nationwide Retirement Solutions, Inc.

Nationwide Sales Solutions, Inc.

Nationwide Trust Company, FSB

NBS Insurance Agency, Inc.

NFS Distributors, Inc.

Registered Investment Advisors Services, Inc.

Retention Alternatives, Ltd.

Retention Alternatives Ltd. In Respect of Cell No. 1

Segregated Account

Scottsdale Indemnity Company

Scottsdale Insurance Company

Scottsdale Surplus Lines Insurance Company

Titan Insurance Company

Titan Insurance Services, Inc.

Veterinary Pet Insurance Company

Victoria Fire & Casualty Company

Victoria Select Insurance Company

VPI Services, Inc.

The method of allocation of regular tax among the companies is based upon separate return calculations with current benefit for tax losses and credits utilized in the consolidated return. Effective January 1, 2023, the Company revised its tax sharing agreement to address corporate alternative minimum tax (“CAMT”). If the consolidated federal income tax return group is an Applicable Corporation and has a CAMT liability, all members of the group will be treated as Applicable Corporations subject to CAMT. CAMT is paid by affiliates based on the ratio of the subsidiary’s CAMT liability to the total CAMT liabilities of all subsidiaries.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code as of December 31, 2023 and 2022.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

In August 2022, the Inflation Reduction Act of 2022 (“Act”) was passed by the U.S. Congress and signed into law. The Act includes a new Federal CAMT, effective in 2023, that is based on the adjusted financial statement income (“AFSI”) set forth on the applicable financial statement (“AFS”) of an applicable corporation. A corporation is an applicable corporation if its rolling average pre-tax AFSI over three prior years (starting with 2020-2022) is greater than $1.0 billion. For a group of related entities, the $1.0 billion threshold is determined on a group basis, and the group’s AFS is generally treated as the AFS for all separate taxpayers in the group. Except under limited circumstances, once a corporation is an applicable corporation, it is an applicable corporation in all future years.

An applicable corporation is not automatically subject to a CAMT liability. The corporation’s tentative CAMT liability is equal to 15% of its adjusted AFSI, and CAMT is payable to the extent the tentative CAMT liability exceeds regular corporate income tax. However, any CAMT paid would be indefinitely available as a credit carryover that could reduce future regular tax in excess of CAMT.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Reporting entities that reasonably expect to be applicable corporations for the current reporting period are considered applicable reporting entities. The Company comprises a controlled group of corporations and has determined that it likely will be an applicable corporation, and therefore an appliable reporting entity, in 2023. In making such determination, the group has made certain interpretations of, and assumptions regarding, the CAMT provisions of the Act. The Company does not consider its CAMT status when evaluating its deferred tax assets under the regular tax system. The U.S. Treasury Department is expected to issue guidance throughout 2024 that may differ from the group’s interpretations and assumptions and that could alter the group’s determination.

The reporting entity has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance for its non-CAMT deferred tax assets.

For the years ended December 31, 2023 and 2022, the Act did not impact the Company’s total tax.

(9)	Short-Term Debt and FHLB Funding Agreements

Short-Term Debt

The Company is a party to a $750 million revolving variable rate credit facility agreement. The Company had no amounts outstanding under the facility as of December 31, 2023 and 2022.

The Company has entered into an agreement with its custodial bank to borrow against the cash collateral that is posted in connection with its securities lending program. The maximum amount available under the agreement is $350 million. The borrowing rate on this program is equal to Effective Federal Funds Rate plus 0.18%. The Company had no amounts outstanding under this agreement as of December 31, 2023 and 2022.

The terms of certain debt instruments contain various restrictive covenants, including, but not limited to, minimum statutory surplus defined in the agreements. The Company was in compliance with all covenants as of December 31, 2023 and 2022.

The amount of interest paid on short-term debt was immaterial in 2023, 2022 and 2021.

FHLB Funding Agreements

The Company is a member of the FHLB. Through its membership, the FHLB established the Company’s capacity for short-term borrowings and cash advances under the funding agreement program at up to 50% of total admitted assets.

The Company’s Board of Directors has authorized the issuance of funding agreements up to $6.0 billion to the FHLB, shared between the Company and NLAIC, in exchange for cash advances, which are collateralized by pledged securities. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in general operations would be accounted for consistent with SSAP No. 15, Debt and Holding Company Obligations, as borrowed money. FHLB membership requires the Company to purchase and hold a minimum amount of FHLB capital stock plus additional stock based on outstanding advances. The Company has $20 million in membership stock as of December 31, 2023 and 2022. As part of the agreement, the Company purchased and held an additional $144 million and $139 million in activity stock and an immaterial amount in excess stock as of December 31, 2023 and 2022, respectively, which is included in stocks on the statutory statements of admitted assets, liabilities, capital and surplus. The Company’s liability for advances from the FHLB was $3.3 billion and $3.1 billion as of December 31, 2023 and 2022, respectively, which is included in future policy benefits and claims on the statutory statements of admitted assets, liabilities, capital and surplus.

The Company has agreements with the FHLB to provide financing for operations. These agreements, which were renewed in February 2024 and expire January 2025, allow the Company access to borrow up to $1.1 billion. As of December 31, 2023 and 2022, the Company had no amounts outstanding under these agreements.

Bonds and mortgage loans with a carrying value of $5.3 billion (3.0% of total admitted assets) as of December 31, 2023 and $4.6 billion (2.8% of total admitted assets) as of December 31, 2022 were pledged as collateral under FHLB agreements and are included in bonds and mortgage loans on the statutory statements of admitted assets, liabilities, capital and surplus.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(10)	Surplus Notes

The following table summarizes the carrying value of surplus notes issued by the Company to NFS, as of the dates indicated:

(in millions)
Date issued	Interest rate	Par value	Carrying value	Interest and/ or principal paid in current year	Total interest and/or principal paid	Unapproved interest and/or principal	Date of maturity
December 31, 2023
12/19/2001	7.50%	$300	$300	$23	$495	$-	12/31/2031
6/27/2002	8.15%	300	300	24	521	-	6/27/2032
12/23/2003	6.75%	100	100	7	132	-	12/23/2033
12/20/2019	4.21%	400	400	16	67	-	12/19/2059
Total		$1,100	$1,100	$70	$1,215	$-

December 31, 2022
12/19/2001	7.50%	$300	$300	$22	$472	$-	12/31/2031
6/27/2002	8.15%	300	300	24	497	-	6/27/2032
12/23/2003	6.75%	100	100	6	125	-	12/23/2033
12/20/2019	4.21%	400	400	17	51	-	12/19/2059
Total		$1,100	$1,100	$69	$1,145	$-

The surplus notes were issued in accordance with Section 3901.72 of the Ohio Revised Code. The principal and interest on these surplus notes shall not be a liability or claim against NLIC, or any of its assets, except as provided in Section 3901.72 of the Ohio Revised Code. The Department must approve interest and principal payments before they are paid.

(11)	Reinsurance

The Company has 100% coinsurance agreements with funds withheld with Eagle to cede specified GMDB and GLWB obligations provided under substantially all of the variable annuity contracts and certain fixed indexed annuity contracts issued and to be issued by NLIC. While the GMDB and GLWB contract riders are ceded by NLIC to Eagle, the base annuity contracts and any non-reinsured risks will be retained by NLIC. Amounts ceded to Eagle during 2023, 2022 and 2021 included premiums of $635 million, $637 million and $607 million, respectively, benefits and claims, net of third-party reinsurance recoveries, of $73 million, $75 million, and $8 million respectively, net investment earnings on funds withheld assets of $55 million, $52 million and $40 million, respectively, and an expense allowance for third-party reinsurance premiums of $1 million, $2 million and $1 million, respectively. As of December 31, 2023 and 2022, the carrying value of the funds withheld assets recorded within funds held under coinsurance was $1.3 billion and $1.6 billion, respectively, which consists of bonds and cash equivalents that had a carrying value of $1.2 billion and $1.5 million, respectively, and mortgage loans that had a carrying value of $73 million and $95 million, respectively. As of December 31, 2023 and 2022, the Company’s reserve credit for guaranteed benefits ceded under the reinsurance agreements was $91 million and $253 million, respectively. Amounts payable to Eagle related to the reinsurance agreements were $377 million and $424 million as of December 31, 2023 and 2022, respectively.

The Company has a reinsurance agreement with NMIC whereby nearly all of the Company’s accident and health business not ceded to unaffiliated reinsurers is ceded to NMIC on a modified coinsurance basis. Either party may terminate the agreement on January 1 of any year with prior notice. Under a modified coinsurance agreement, the ceding company retains invested assets, and investment earnings are paid to the reinsurer. Under the terms of the Company’s agreement, the investment risk associated with changes in interest rates is borne by the reinsurer. Risk of asset default is retained by the Company, although a fee is paid to the Company for the retention of such risk. The ceding of risk does not discharge the Company, as the original insurer, from its primary obligation to the policyholder. Amounts ceded to NMIC include revenues of $307 million, $287 million and $281 million for the years ended December 31, 2023, 2022 and 2021, respectively, while benefits, claims and expenses ceded were $301 million, $267 million and $257 million, respectively.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The Company has an intercompany reinsurance agreement with NLAIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are assumed on a modified coinsurance basis. Under modified coinsurance agreements, the ceding company retains invested assets and investment earnings are paid to the reinsurer. Under terms of the agreement, the Company bears the investment risk associated with changes in interest rates. Risk of asset default remains with NLAIC, and the Company pays a fee to NLAIC for the retention of such risk. The agreement will remain inforce until all contract obligations are settled. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. Amounts assumed from NLAIC are included in the Company’s statutory statements of operations for 2023, 2022 and 2021 and include considerations of $46 million, $10 million and $10 million, respectively, net investment income of $31 million, $35 million and $42 million, respectively, and benefits, claims and other expenses of $186 million, $161 million and $147 million, respectively. The reserve adjustment for 2023, 2022 and 2021 of $(153) million, $(161) million and $(151) million, respectively, represents changes in reserves related to this fixed block of business, offset by investment earnings on the underlying assets. Policy reserves under this agreement totaled $737 million and $859 million as of December 31, 2023 and 2022, respectively, and amounts payable related to this agreement were $6 million and $14 million as of December 31, 2023 and 2022, respectively.

The Company has an intercompany reinsurance agreement with NLAIC whereby certain variable universal life insurance, whole life insurance and universal life insurance policies are assumed on a modified coinsurance basis. Total policy reserves under this treaty were $34 million and $33 million as of December 31, 2023 and 2022, respectively. Total premiums assumed under this treaty were $12 million, $12 million and $12 million during 2023, 2022 and 2021, respectively.

The Company has an intercompany reinsurance agreement with NLAIC whereby a certain life insurance contract is assumed on a 100% coinsurance basis. Policy reserves assumed under this agreement totaled $154 million and $156 million as of December 31, 2023 and 2022, respectively.

The Company has entered into reinsurance contracts to cede a portion of its individual annuity and life insurance business to unrelated reinsurers. Total reserve credits taken as of December 31, 2023 and 2022 were $278 million and $345 million, respectively. The ceding of risk does not relieve the Company, as the original insurer, from its primary obligation to the policyholder.

(12)	Transactions with Affiliates

The Company has entered into significant, recurring transactions and agreements with NMIC, other affiliates and subsidiaries as a part of its ongoing operations. These include, but are not limited to, annuity and life insurance contracts, and agreements related to reinsurance, cost sharing, tax sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. In addition, several benefit plans sponsored by NMIC are available to Nationwide employees, for which the Company has no legal obligations. Measures used to determine the allocation among companies includes individual employee estimates of time spent, special cost studies, the number of full-time employees and other methods agreed to by the participating companies in conformity with NAIC statutory accounting principles. In addition, the Company may underwrite insurance policies for its officers, directors, and/or other personnel providing services to the Company. The Company may offer discounts on certain products that are subject to applicable state insurance laws and approvals.

Affiliate receivables and payables are the result of cost sharing and intercompany service agreements between the Company and its affiliates in which settlement has not yet occurred. Affiliate receivables are presented net of affiliate payables when the Company has the right to offset. The gross amounts due from affiliates were $19 million and $226 million as of December 31, 2023 and 2022, respectively, and are included in other assets in the Company’s statutory statements of admitted assets, liabilities, capital and surplus. The gross amounts due to affiliates were $133 million and $177 million as of December 31, 2023 and 2022, respectively, and are included in other liabilities in the Company’s statutory statements of admitted assets, liabilities, capital and surplus. These arrangements are subject to written agreements which require that intercompany balances be settled within a certain time period, generally 30 to 60 days.

In addition, Nationwide Services Company, LLC (“NSC”), a subsidiary of NMIC, provided data processing, systems development, hardware and software support, telephone, mail and other services to the Company, based on specified rates for units of service consumed pursuant to the enterprise cost sharing agreement. As of January 1, 2022 NSC merged into NNOV8, LLC, a subsidiary of NMIC, and all services going forward were provided by NMIC. For the years ended December 31, 2023 and 2022, the Company was allocated costs from NMIC totaling $245 million and $285 million, respectively. For the year ended December 31, 2021, the Company was allocated costs from NMIC and NSC totaling $288 million.

The Company has issued group annuity and life insurance contracts and performs administrative services for various employee benefit plans sponsored by NMIC or its affiliates. Total account values of these contracts were $3.4 billion and $3.7 billion as of December 31, 2023 and 2022, respectively. Total revenues from these contracts were $125 million, $127 million and $121 million for the years ended December 31, 2023, 2022 and 2021, respectively, and include policy charges, net investment income from investments backing the contracts and administrative fees. Total interest credited to the account balances were $84 million, $87 million and $113 million for the years ended December 31, 2023, 2022 and 2021, respectively.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The Company receives an annual fee payable from the Tax Credit Funds, for which it is a guarantor and Managing Member, for its services in connection with the oversight of the performance of the Investee Partnerships and the compliance by their managing members and managing agents thereof with the provisions of the various operating level agreements and applicable laws. The amount the Company earned for the years ended December 31, 2023, 2022 and 2021 were immaterial.

Funds of Nationwide Funds Group (“NFG”), a group of Nationwide businesses that develops, sells and services mutual funds, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2023 and 2022, customer allocations to NFG funds totaled $63.9 billion and $63.0 billion, respectively. For the years ended December 31, 2023, 2022 and 2021, NFG paid the Company $234 million, $242 million and $265 million, respectively, for the distribution and servicing of these funds.

Amounts on deposit with NCMC for the benefit of the Company were $1.3 billion and $1.0 billion as of December 31, 2023 and 2022, respectively. As of December 31, 2023 and 2022, amounts on deposit with NCMC were comprised of $1.0 billion and $883 million, respectively, of cash equivalents, with remaining amounts in short-term investments.

Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the years ended December 31, 2023, 2022 and 2021 was $63 million, $112 million and $74 million, respectively.

The Company provides commercial mortgage loans to subsidiaries of Nationwide Realty Investors, LTD, a subsidiary of NMIC with interest rates ranging from 3.62% to 4.90% and maturity dates ranging from January 2031 to July 2041. As of December 31, 2023 and 2022, the Company had $304 million and $338 million, respectively, outstanding under these arrangements.

The Company also participates in intercompany repurchase agreements with affiliates whereby the seller transfers securities to the buyer at a stated value. Upon demand or after a stated period, the seller repurchases the securities from the buyer at the original sales price plus interest. As of December 31, 2023 and 2022, the Company had no outstanding borrowings from affiliated entities under such agreements. The amounts the Company incurred for interest expense on intercompany repurchase agreements during 2023, 2022 and 2021 were immaterial.

During 2023, the Company received capital contributions of $135 million from NFS. During 2024, the Company received an additional capital contribution of $30 million from NFS. During 2022, the Company received capital contributions of $310 million from NFS.

During 2023, there were no capital contributions paid to NLAIC by the Company. During 2024, the Company has paid capital contributions to NLAIC of $100 million as of the subsequent event date. During 2022 and 2021, the Company paid capital contributions of $800 million and $400 million, respectively, to NLAIC. In addition, the Company contributed $60 million to NLAIC in connection with the January 1, 2022 merger of HLIC.

The Company has a replacement unsecured promissory note and revolving line of credit agreement with JNLNY whereby JNLNY can borrow up to $5 million. No amounts have been drawn on the note as of December 31, 2023 or through the subsequent event date.

Pursuant to financial support agreements, the Company has agreed to provide NLAIC and JNL with the minimum capital and surplus required by each state in which NLAIC and JNL does business. These agreements do not constitute the Company as guarantor of any obligation or indebtedness of NLAIC or JNL or provide any creditor of NLAIC or JNL with recourse to or against any of the assets of the Company.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Eagle’s surplus position is evaluated quarterly to determine if an additional surplus contribution is required from the Company or if a distribution to the Company can be declared as of each quarter end. During 2023 and 2022, the Company made surplus contributions to Eagle. On September 29, 2023, the Company made a surplus contribution to Eagle of $10 million. On June 30, 2022 and July 19, 2022, the Company made surplus contributions to Eagle of $225 million and $1 million, respectively. During 2023 and 2022 Eagle declared distributions to the Company based on their earned surplus position. On February 9, 2024, the Company received a total distribution of $421 million that was declared on December 29, 2023 and consisted of a return of contributed surplus of $10 million and a dividend of $411 million. The return of contributed surplus receivable was recorded in other invested assets and the dividend receivable was recorded in investment income due and accrued as of December 31, 2023. On August 10, 2023, the Company received a dividend distribution of $205 million that was declared on June 30, 2023. On May 9, 2023, the Company received a dividend distribution of $204 million that was declared on March 31, 2023. On February 10, 2023, the Company received a total distribution of $332 million that was declared on December 30, 2022 and consisted of a return of contributed surplus of $221 million and a dividend of $111 million. The return of contributed surplus receivable was recorded in other invested assets and the dividend receivable was recorded in investment income due and accrued as of December 31, 2022. On November 10, 2022, the Company received a return of contributed surplus distribution of $5 million that was declared on September 30, 2022. On May 10, 2022, the Company received a dividend distribution of $19 million that was declared on March 31, 2022. On February 10, 2022, the Company received a dividend distribution of $168 million that was declared on December 31, 2021.

On December 22, 2021, the Company and NLAIC entered into a short-term loan where NLAIC borrowed $80 million from the Company. NLAIC repaid the short-term loan in full on January 4, 2022.

In March 2022, the Company executed a $850 million unsecured promissory note and revolving line of credit agreement with Nationwide SBL, LLC (“NWSBL”), an affiliate, at an interest rate of 1-month LIBOR plus 1.25% with a maturity date of March 1, 2023. As of December 31, 2022 NWSBL had outstanding borrowings of $168 million. During 2023, additional draws increased the outstanding balance to $198 million when, on March 1, 2023, the outstanding balance was repaid and a replacement agreement was entered into at an interest rate of 1-month SOFR plus 0.9% and a maturity date of February 28, 2024. As of December 31, 2023, NWSBL had outstanding borrowings of $328 million. During 2024, additional draws increased the outstanding balance to $363 million when, on February 28, 2024, the outstanding balance was repaid and a replacement agreement was entered into at an interest rate of 1-month SOFR plus 0.9% and a maturity date of February 27, 2025 with an initial draw of $363 million. Subsequently, additional draws have increased the outstanding balance to $381 million as of the subsequent event date.

During 2022, the Company and NMIC entered into unsecured promissory note agreements. On August 11, 2022, NMIC borrowed $50 million from the Company and subsequently repaid the note in full on August 15, 2022. On September 8, 2022, NMIC borrowed $150 million from the Company and subsequently repaid the note in full on September 15, 2022.

The Company utilizes the look-through approach in valuing its investment in Nationwide Real Estate Investors (NLIC), LLC (“NW REI (NLIC)”), a subsidiary of NMIC, at $251 million and $140 million as of December 31, 2023 and 2022, respectively. NW REI (NLIC)’s financial statements are not audited and the Company has limited the value of its investment in NW REI (NLIC) to the value contained in the audited financial statements of the underlying investments. All liabilities, commitments, contingencies, guarantees or obligations of the NW REI (NLIC), which are required under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in NW REI (NLIC), if not already recorded in the financial statements of NW REI (NLIC).

(13)	Contingencies

Legal and Regulatory Matters

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the IRS, the Office of the Comptroller of the Currency and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.

Guarantees

In accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, for all guarantees made to or on behalf of wholly-owned subsidiaries, no initial liability recognition has been made and there is no net financial statement impact related to these guarantees.

The contractual obligations under NLAIC’s single premium deferred annuity (“SPDA”) contracts in force and issued before September 1, 1988 are guaranteed by the Company. Total SPDA contracts affected by this guarantee in force were immaterial as of December 31, 2023 and 2022.

The Company has guaranteed the obligations and liabilities of NISC, including, without limitation, the full and prompt payment of all accounts payable to any party now or in the future. If for any reason NISC fails to satisfy any of its obligations, the Company will cause such obligation, loss or liability to be fully satisfied.

Indemnifications

In the normal course of business, the Company provides standard indemnifications to contractual counterparties. The types of indemnifications typically provided include breaches of representations and warranties, taxes and certain other liabilities, such as third-party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated, and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

(14)	Regulatory Risk-Based Capital, Dividend Restrictions and Unassigned Surplus

The NAIC Risk-Based Capital (“RBC”) model law requires every insurer to calculate its total adjusted capital and RBC requirement to ensure insurer solvency. Regulatory guidelines provide for an insurance commissioner to intervene if the insurer experiences financial difficulty, as evidenced by a company’s total adjusted capital falling below established relationships to required RBC. The model includes components for asset risk, liability risk, interest rate exposure and other factors. The State of Ohio, where the Company is domiciled, imposes minimum RBC requirements that are developed by the NAIC. The formulas in the model for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, all of which require specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented.

The State of Ohio insurance laws require insurers to seek prior regulatory approval to pay a dividend or distribution of cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding twelve months, exceeds the greater of (i) 10% of surplus as regards policyholders as of the prior December 31 or (ii) the net income of the insurer as of the prior year. No dividends were paid by the Company to NFS for the years ended December 31, 2023 and 2022. In March 2021, the Company paid an ordinary dividend of $550 million to NFS. The Company’s surplus as regards policyholders as of December 31, 2023, was $11.2 billion and statutory net income for 2023 was $949 million. As of January 1, 2024, the Company has the ability to pay dividends to NFS totaling $1.1 billion without obtaining prior approval.

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend paid from other than earned capital and surplus. Earned capital and surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder capital and surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs. The payment of dividends by the Company may also be subject to restrictions set forth in the insurance laws of the State of New York that limit the amount of statutory profits on the Company’s participating policies (measured before dividends to policyholders) available for the benefit of the Company and its stockholders.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule I  Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2023:

(in millions)	Column A	Column B	Column C	Column D
	Type of investment	Cost	Fair value	Amount at which is shown in the statutory statements of admitted assets, liabilities, capital and surplus
	Bonds:
	U.S. Treasury securities and obligations of U.S. government corporations	$173	$175	$173
	U.S. government and agencies	104	105	104
	Obligations of states and political subdivisions	3,576	3,361	3,576
	Foreign governments	342	321	342
	Public utilities	4,758	4,410	4,736
	All other corporate, mortgage-backed and asset-backed securities	35,011	33,102	34,936
	Total fixed maturity securities	$43,964	$41,474	$43,867
	Equity securities:
	Common Stocks:
	Banks, trust and insurance companies	65	67	67
	Industrial, miscellaneous and all other	164	164	164
	Nonredeemable preferred stocks	42	46	46
	Total equity securities[1]	$271	$277	$277
	Mortgage loans[2]	9,146		9,144
	Short-term investments	1,555		1,555
	Policy loans	970		969
	Other long-term investments[3]	2,346		2,346
	Total invested assets	$58,252		$58,158
1	Amount does not agree to the statutory statements of admitted assets, liabilities, capital and surplus as investments in related parties of $3.4 billion are excluded.
2	Difference from Column B is attributable to valuation allowances on mortgage loans (see Note 5 to the audited statutory financial statements).
3

Includes derivatives, securities lending reinvested collateral assets and other invested assets. Amount does not agree to the statutory statements of admitted assets, liabilities, capital and surplus as investments in related parties of $324 million are excluded.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule III Supplementary Insurance Information

As of December 31, 2023, 2022 and 2021 and for each of the years then ended (in millions):

Column A	Column B	Column C	Column D	Column E	Column F
Year: Segment	Deferred policy acquisition costs[1]	Future policy benefits, losses, claims and loss expenses	Unearned premiums[2]	Other policy claims and benefits payable[2]	Premium revenue
2023
Life Insurance		$5,428			$412
Annuities		15,213			7,368
Retirement Solutions		20,351			4,150
Corporate Solutions and Other		8,381			2,740
Total		$49,373			$14,670
2022
Life Insurance		$5,353			$415
Annuities		10,635			5,758
Retirement Solutions		21,824			5,097
Corporate Solutions and Other		7,670			3,265
Total		$45,482			$14,535
2021
Life Insurance		$5,306			$425
Annuities		8,026			6,512
Retirement Solutions		22,446			4,551
Corporate Solutions and Other		6,721			1,176
Total		$42,499			$12,664

Column A	Column G	Column H	Column I	Column J	Column K
Year: Segment	Net investment income[3]	Benefits, claims, losses and settlement expenses[4]	Amortization of deferred policy acquisition costs[1]	Other operating expenses	Premiums written
2023
Life Insurance	$276	$757		$101
Annuities	613	13,619		158
Retirement Solutions	835	5,610		214
Corporate Solutions and Other	1,412	1,943		203
Total	$3,136	$21,929		$676
2022
Life Insurance	$261	$730		$105
Annuities	346	10,871		136
Retirement Solutions	860	6,178		120
Corporate Solutions and Other	552	1,519		174
Total	$2,019	$19,298		$535
2021
Life Insurance	$254	$311		$107
Annuities	337	9,411		41
Retirement Solutions	861	6,973		122
Corporate Solutions and Other	779	1,304		169
Total	$2,231	$17,999		$439
1	Deferred policy acquisition costs and amortization of deferred policy acquisition costs are not applicable for statutory basis of accounting.
2	Unearned premiums and other policy claims and benefits payable are included in Column C amounts.
3

Allocations of net investment income and certain operating expenses are based on numerous assumptions and estimates and reported segment operating results would change if different methods were applied.

4	Benefits to policyholders and beneficiaries, increase in reserves for future policy benefits and claims and commissions are included in Column H amounts.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule IV  Reinsurance

As of December 31, 2023, 2022 and 2021 and each of the years then ended:

(in millions)
Column A	Column B	Column C	Column D	Column E
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount
2023
Life insurance in force	$147,725	$(26,722)	$579	$121,582
Premiums:
Life Insurance	$2,931	$(143)	$12	$2,800
Accident and health insurance	457	(465)	9	-
Total	$3,388	$(608)	$21	$2,800

2022
Life insurance in force	$145,173	$(29,598)	$605	$116,180
Premiums:
Life Insurance	$3,473	$(144)	$12	$3,341
Accident and health insurance	425	(424)	-	1
Total	$3,898	$(568)	$12	$3,342

2021
Life insurance in force	$144,115	$(29,120)	$653	$115,648
Premiums:
Life Insurance	$1,624	$(140)	$12	$1,496
Accident and health insurance	445	(444)	-	1
Total	$2,069	$(584)	$12	$1,497

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule V  Valuation and Qualifying Accounts

Years ended December 31, 2023, 2022 and 2021:

(in millions)
Column A	Column B	Column C	Column D	Column E
Description	Balance at beginning of period	Charged to costs and expenses	Deductions[1]	Balance at end of period
2023
Valuation allowances - mortgage loans[2]	$1	$1	$-	$2

2022
Valuation allowances - mortgage loans	$43	$(5)	$-	$38

2021
Valuation allowances - mortgage loans	$48	$(4)	$(1)	$43
1	Amounts generally represent recoveries, payoffs and sales.

2	Effective January 1, 2023, the Company changed its method for reserving for mortgage loans. Refer to Note 5 for further discussion and the resulting impacts of the change.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.